Vertex Energy, Inc. 8-K

Exhibit 10.2

Vertex Energy, Inc.

AND

THE PURCHASERS NAMED HEREIN

____________________________________________________________

UNIT PURCHASE AGREEMENT

____________________________________________________________

May 10, 2016

Vertex EnerGy, Inc.

UNIT PURCHASE AGREEMENT

This Unit Purchase Agreement (this “Agreement”) is made as of May 10, 2016 by and between Vertex Energy, Inc., a Nevada corporation with its principal office at 1331 Gemini Street, Suite 250, Houston, Texas 77058 (the “Company”), and those purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time (each a “Purchaser”, and collectively, the “Purchasers”).

Recitals

A.

The Company has authorized the sale and issuance (the “Offering”) of units consisting of (i) one share of Amended and Restated Series B1 Convertible Preferred Stock of the Company, $0.001 par value per share (the “Preferred Stock”) and (ii) one warrant to purchase 0.25 of a share of common stock of the Company, $0.001 par value per share (the “Common Stock”), in the form attached hereto as Exhibit B (each a “Warrant” and together with the Preferred Stock, a “Unit”).

B.

Pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506(b) promulgated thereunder, the Company desires to sell to the Purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time, and such Purchasers, severally and not jointly, desire to purchase from the Company that aggregate number of Units set forth opposite such Purchaser’s name on Exhibit A, on the terms and subject to the conditions set forth in this Agreement.

Terms and Conditions

Now, therefore, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.

Purchase of the Units.

1.1

Agreement to Sell and Purchase. At the Closing (as hereinafter defined), the Company will issue and sell to each of the Purchasers, and each Purchaser will, severally and not jointly, purchase from the Company, the number of Units set forth opposite such Purchaser’s name on Exhibit A for an aggregate purchase price set forth opposite such Purchaser’s name on Exhibit A (the “Purchase Price”). The Warrants shall be in the form attached hereto as Exhibit B. The purchase price per Unit is set forth on the signature page hereto.

1.2

Placement Agent Fee. The Purchasers acknowledge that the Company intends to pay to Craig-Hallum Capital Group LLC, in its capacity as the placement agent for the Offering (the “Placement Agent”), a fee in respect of the sale of the Units to any Purchaser. The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions, or other payments owing by the Company to the Placement Agent or any other persons from or acting on behalf of the Company hereunder.

1.3

Closing; Closing Date. The completion of the sale and purchase of the Units (the “Closing”) shall be held at 9:00 a.m. (Central Time) as soon as practicable following the satisfaction of the conditions set forth in Section 4 (the “Closing Date”), at the offices of The Loev Law Firm, PC, 6300 West Loop South, Suite 280, Bellaire, Texas 77401 or at such other time and place as the Company and Purchasers may agree.

1.4

Delivery of the Units. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a stock certificate or certificates and Warrant or Warrants, in such denominations and registered in such names as such Purchaser may designate by notice to the Company, representing the Units, dated as of the Closing Date (each a “Certificate”), against payment of the purchase price therefor by cash in the form of wire transfer, unless other means of payment shall have been agreed upon by the Purchasers and the Company.

2.

Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser:

2.1

Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken. The Company has the requisite corporate power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement; subject to the approval of the holders of the Series B Stock (as defined below) in the manner and form required by the Amended and Restated Certificate of Designation (the “Series B CoD”) relating to the Series B Stock (the “Series B Approval”). At the Closing, the Company will have the requisite corporate power to issue and sell the Units, the Preferred Stock, the Warrants, the Common Stock issuable upon the conversion of the Preferred Stock (the “Conversion Shares”) and the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”, together with the Conversion Shares, the “Underlying Shares”, and together with the Units, the Preferred Stock and the Warrants, the “Securities”). This Agreement and the Warrants have been duly authorized, executed and delivered by the Company, and constitute a valid, legal and binding obligation of the Company, enforceable in accordance with their terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

2.2

No Conflicts. The execution, delivery and performance of this Agreement and, subject to fulfillment of the applicable conditions, the consummation of the transactions herein contemplated (which for all purposes herein shall include issuance and exercise of the Warrants, conversion of the Preferred Stock and the purchase of certain shares of Series B Stock (as defined below) as described on the signature page hereof) will not (A) conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) result in any violation of the provisions of the Company’s charter or by-laws or (C) result in the violation of any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (each, a “Governmental Authority”) or the rules of the Principal Market. No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, other than such as have been made or obtained and that remain in full force and effect, and except for the filing of a Form D or any filings required to be made under state securities laws.

2.3

Articles of Incorporation; Bylaws. The Company has made available to the Purchasers true, correct and complete copies of the Articles of Incorporation and Bylaws of the Company, as in effect on the date hereof.

2.4

Organization, Good Standing and Qualification. Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Company SEC Documents (as defined below), and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”).

2.5

SEC Filings; Financial Statements. As used herein, the “Company SEC Documents” means all reports, schedules, forms, statements and other documents filed or furnished, as applicable, by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since December 31, 2014, including the exhibits thereto and documents incorporated by reference therein. As of their respective filing dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and none of the Company SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The consolidated financial statements contained in the Company SEC Documents: (i) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iii) fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations cash flows and the changes in stockholders’ equity of the Company and its subsidiaries for the periods covered thereby. There is no transaction, arrangement, or other relationship between the Company (or any of its subsidiaries) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed. Except as set forth in the Company SEC Documents filed prior to the date hereof, subsequent to January 1, 2016, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of equity compensation awards under the Company’s equity compensation plans or shares upon the exercise of outstanding options or warrants or upon the conversion of outstanding shares of convertible preferred stock), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company (other than issuances of equity compensation awards under the Company’s equity compensation plans) or any of its subsidiaries, or any material adverse change in the condition (financial or otherwise), business, prospects, management, properties, operations or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Change”) or any development which could reasonably be expected to result in any Material Adverse Change.

2.6

Capitalization. The authorized capital stock of the Company consists of (i) 750,000,000 shares of Common Stock, of which (A) 29,765,702 shares were issued and 28,506,774 shares were outstanding as of the date of this Agreement, and (B) 7,140,717 shares were reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities (other than the Company’s convertible preferred stock discussed below) as of the date of this Agreement; and (ii) 50,000,000 shares of preferred stock, 5,000,000 of which have been designated Series A Preferred Stock (the “Series A Stock”), 2,000,000 of which have been designated Series B Preferred Stock (the “Series B Stock”), 17,000,000 of which have been designated Series B1 Preferred Stock (the “Series B1 Stock”) and 44,000 of which have been designated as Series C Convertible Preferred Stock (the “Series C Stock”). As of the date of this Agreement, (1) 492,716 shares of Series A Stock are issued and outstanding, (2) 8,407,492 shares of Series B Stock are issued and outstanding, (3) no shares of Series B1 Stock are issued and outstanding, (4) 44,000 shares of Series C Convertible Preferred Stock are issued and outstanding, and (5) no shares of Series A Stock, Series B Stock, Series B1 Stock, or Series C Stock are reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities. All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, Series A Stock, Series B Stock and Series C Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing, and the holders thereof are not subject to personal liability by reason of being such holders. The Securities are duly authorized and, when issued, sold and delivered and paid for in accordance with the terms of this Agreement, the Preferred Stock or the Warrants, as the case may be, will be duly and validly authorized and issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof and the holders thereof will not be subject to personal liability to the Company or its stockholders by reason of being such holders; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws or as otherwise set forth herein. The issuance, sale and delivery of the Units and the Underlying Shares in accordance with the terms of this Agreement, the Preferred Stock or the Warrant, as the case may be, will not be subject to preemptive rights of stockholders of the Company. The Conversion Shares have been duly reserved for issuance pursuant to the terms set forth in the certificate of designation of the Preferred Stock (the “Certificate of Designation”), in the form attached hereto as Exhibit C. The Warrant Shares have been duly reserved for issuance upon exercise of the Warrants. All of the issued and outstanding shares of capital stock of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Company SEC Documents, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. Except as described in the Company SEC Documents, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiaries of the Company any shares of the capital stock of the Company or any subsidiaries of the Company (other than issuances of equity compensation awards under the Company’s equity compensation plans). The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Company SEC Documents accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. There are no anti-dilution or price adjustment provisions, co-sale rights, registration rights, rights of first refusal or other similar rights contained in the terms governing any outstanding security of the Company that will be triggered by the issuance of the Securities, except as disclosed in the SEC Documents.

2.7

Ownership of Other Entities. Other than the subsidiaries of the Company listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

2.8

Offering. Assuming the accuracy of the representations of the Purchasers in Section 3.3 of this Agreement, on the Closing Date and solely as this Section 2.8 relates to the issue and sale of (i) the Warrant Shares on the date(s) of exercise of the Warrant, and (ii) the Conversion Shares on the date(s) of conversion of the Preferred Stock, the offer, issue and sale of the Units and issuance of the Warrant Shares upon exercise of the Warrant (assuming no change in applicable law prior to the date the Warrant Shares are issued) and the Conversion Shares upon conversion of Preferred Stock, are and will be exempt from the registration and prospectus delivery requirements of the Securities Act and have been or will be registered or qualified (or are or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Units to the Purchasers, the issuance of the Warrant Shares upon exercise of the Warrants or the issuance of the Conversion Shares upon the conversion of Preferred Stock. Other than the Company SEC Documents, the Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Units or Underlying Shares. The Company has not taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Units, the issuance of the Warrant Shares upon exercise of the Warrants or the issuance of Conversion Shares upon the conversion of Preferred Stock within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

2.9

Litigation. Except as set forth in the Company SEC Documents, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding (a) to which the Company or any of its subsidiaries is a party or (b) which has as the subject thereof any officer or director of the Company, any employee benefit plan sponsored by the Company or any property or assets owned or leased by the Company before or by any court or Governmental Authority, or any arbitrator, which, individually or in the aggregate, could reasonably be expected to result in any Material Adverse Change, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Securities. There are no current or, to the knowledge of the Company, pending, legal, governmental or regulatory actions, suits or proceedings (x) to which the Company or any of its subsidiaries is subject or (y) which has as the subject thereof any officer or director of the Company, any employee plan sponsored by the Company or any property or assets owned or leased by the Company, that are required to be described in the Company SEC Documents by the Securities Exchange Act of 1934 (the “Exchange Act”) or by the rules and regulations thereunder and that have not been so described.

2.10

Compliance. The Company and its subsidiaries hold, and are operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of their business, and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its subsidiaries have received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and its subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

2.11

Ownership of Assets. The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Company SEC Documents as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are immaterial to the Company or described in the Company SEC Documents or the exhibits thereto. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or any of its subsidiaries.

2.12

Intellectual Property. The Company and its subsidiaries own, possess, have a valid license to or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s and its subsidiaries’ business as now conducted or as described in the Company SEC Documents to be conducted. Furthermore, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property; (B) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or any of its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company and any of its subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and any of its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company nor any of its subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (E) to the Company’s knowledge, no employee of the Company or any of its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company nor any of its subsidiaries or actions undertaken by the employee while employed with the Company or any of its subsidiaries, except as such violation would not result in a Material Adverse Effect. “Intellectual Property” means all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology, know-how and other intellectual property.

2.13

No Violations or Defaults. Neither the Company nor any of its subsidiaries is in violation of its respective charter, by-laws or other organizational documents, or in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject.

2.14

Taxes. The Company and its subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any material taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or its subsidiaries is contesting in good faith. There is no pending dispute with any taxing authority relating to any of such returns, and the Company has no knowledge of any liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in the Company SEC Documents.

2.15

Exchange Listing and Exchange Act Registration. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is included or approved for listing on the Nasdaq Capital Market (the “Principal Market”) and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Principal Market nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the Principal Market for maintenance of inclusion of the Common Stock thereon.

2.16

Internal Controls. The Company and its subsidiaries maintain a system of internal accounting controls designed to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Company SEC Documents, the Company’s internal control over financial reporting is effective and none of the Company, its board of directors and audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company and its subsidiaries who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, and except as otherwise disclosed in the SEC Documents, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s board of directors has, subject to the exceptions, cure periods and the phase in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.

2.17

No Brokers. Except for any fees payable to the Placement Agent, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.

2.18

Insurance. The Company carries, or is covered by, insurance from insurers with appropriately rated claims paying abilities in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or its business, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries have been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

2.19

Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

2.20

Sarbanes-Oxley Act. The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

2.21

Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) which are designed to provide reasonable assurance that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Company SEC Documents.

2.22

Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its subsidiaries, its affiliates and any of their respective officers, directors, supervisors, managers, agents, or employees, has not violated, its participation in the offering will not violate, and the Company has instituted and maintains policies and procedures designed to ensure continued compliance with, each of the following laws: (a) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other law, rule or regulation of similar purposes and scope, (b) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder or (c) laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any Executive Order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder.

2.23

OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer or employee of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

2.24

Affiliate Transactions. To the Company’s knowledge, no transaction has occurred between or among the Company and any of its subsidiaries, on the one hand, and any of the Company’s officers, directors or 5% stockholders or any affiliate or affiliates of any such officer, director or 5% stockholders that is required to be described that is not so described in the Company SEC Documents. The Company has not, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act.

2.25

Compliance with Environmental Laws. Neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim. Neither the Company nor any of its subsidiaries anticipates incurring any material capital expenditures relating to compliance with Environmental Laws.

2.26

Compliance with Occupational Laws. The Company and its subsidiaries (A) are in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all Governmental Authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) have received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (C) are in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

2.27

ERISA and Employee Benefits Matters. (i) To the knowledge of the Company, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any Employee Benefit Plan. At no time has the Company or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA. No Employee Benefit Plan provides or promises, or at any time provided or promised, retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law. Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including but not limited to ERISA and the Code and, to the knowledge of the Company, no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company or any ERISA Affiliate to any material tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law. Each Employee Benefit Plan intended to be qualified under Code Section 401(a) is so qualified and has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the knowledge of the Company, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification; (ii) with respect to each Foreign Benefit Plan, such Foreign Benefit Plan (A) if intended to qualify for special tax treatment, meets, in all material respects, the requirements for such treatment, and (B) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Foreign Benefit Plans, adequate reserves therefore have been established on the accounting statements of the applicable Company or its subsidiaries; (iii) the Company does not have any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to Company employees. As used in this Agreement, “Code” means the Internal Revenue Code of 1986, as amended; “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (A) any current or former employee, director or independent contractor of the Company or any of its subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its subsidiaries or (B) the Company or any of its subsidiaries has had or has any present or future obligation or liability; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the company’s controlled group as defined in Code Section 414(b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan established, maintained or contributed to outside of the United States of America or which covers any employee working or residing outside of the United States.

2.28

Labor Matters. No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

2.29

Statistical Information. Any third-party statistical and market-related data included in the Company SEC Documents are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

2.30

Forward-looking Statements.

2.31

Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Securities hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

2.32

No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities.

2.33

Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter or the laws of the jurisdiction of its formation which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

2.34

No Manipulation; Disclosure of Information. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock or the Preferred Stock to facilitate the sale or resale of the Units. The Company confirms that, with the exception of the proposed sale of the Securities as contemplated herein, neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.35

Certain Acknowledgements. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.7 and 6.11 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales (as defined below) or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach hereof.

2.36

No Additional Agreements. Other than with respect to closing mechanics, the Company has no other agreements or understandings (including, without limitation, side letters) with any Purchaser or other person to purchase Securities on terms more favorable to such person than as set forth herein.

2.37

No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with SEC rules and guidance, and has conducted a factual inquiry, the nature and scope of which reflect reasonable care under the relevant facts and circumstances, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, after conducting such sufficiently diligent factual inquiries, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Units; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Units (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

3.

Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

3.1

Legal Power. If the Purchaser is a corporation, limited partnership, or limited liability company, such Purchaser is validly existing and has all requisite corporate, partnership, or limited liability company power and authority to invest in the Units pursuant to this Agreement. The Purchaser has the requisite authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. All action on the Purchaser’s part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

3.2

Due Execution. This Agreement has been duly authorized, executed and delivered by the Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Purchaser, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

3.3

Investment Representations. In connection with the sale and issuance of the Securities, the Purchaser, for itself and no other Purchaser, makes the following representations:

(a)

Investment for Own Account. The Purchaser is acquiring the Securities for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Units for any minimum or specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act.

(b)

Transfer Restrictions; Legends. The Purchaser understands that (i) the Securities have not been registered under the Securities Act; (ii) the Securities are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by the Purchasers in this Agreement, and that the Securities may be held by the Purchaser indefinitely, and that the Purchaser may, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) each Certificate representing any of the Preferred Stock, the Warrants and the Underlying Shares will be endorsed with the following legend until the earlier of (1) in the case of any of the Preferred Stock, the Warrants and the Underlying Shares, such date as the Preferred Stock, Warrants or Underlying Shares, as the case may be, have been registered for resale by the Purchaser or (2) the date any of the Preferred Stock, the Warrants or the Underlying Shares, as the case may be, are eligible for sale under Rule 144 under the Securities Act:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(iv) the Company will instruct any transfer agent not to register the transfer of the Preferred Stock, Warrants or Underlying Shares (or any portion thereof) until the applicable date set forth in clause (iii) above unless (A) the conditions specified in the foregoing legends are satisfied, (B) if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement, (C) or (D) other satisfactory assurances of such nature are given to the Company.

The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer shall not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. No notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

Certificates evidencing the Securities shall not contain any legend (including the legend set forth in this Section): (i) upon the effectiveness of a registration statement (including the Registration Statement) covering the Securities (provided that the Purchaser agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), or (ii) following a sale of such Securities pursuant to Rule 144, or (iii) while such Securities are eligible for sale under Rule 144, if such Securities have been held for one year or more pursuant to the requirements of Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Following such time as restrictive legends are not required to be placed on certificates representing Securities, the Company will, no later than three business days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Securities containing a restrictive legend and such other documentation and representations as the Company, its legal counsel or Transfer Agent may reasonably request to confirm compliance with the preceding sentence as applicable (provided, however, that neither the Company nor its legal counsel will require a legal opinion in connection with any sale pursuant to Rule 144), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of a registration statement covering the Securities if required by the Company’s transfer agent to effect the removal of the legend hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company system. The Company will pay all fees and expenses of its transfer agent and the Depository Trust Company in connection with the removal of legends pursuant to this Section 3.3(b).

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 3.3(b) is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(c)

Financial Sophistication; Due Diligence. The Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in this Agreement. Such Purchaser has, in connection with its decision to purchase the Units, relied only upon the representations and warranties contained herein and the information contained in the Company SEC Documents. Further, the Purchaser has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as the Purchaser considers necessary in order to form an investment decision. Such Purchaser acknowledges access to the Company SEC Documents.

(d)

Accredited Investor Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

(e)

Residency. The Purchaser is organized under the laws of the jurisdiction set forth beneath such Purchaser’s name on the signature page attached hereto, and its principal place of operations is in the state set forth beneath such Purchaser’s name on the signature page attached hereto.

(f)

General Solicitation. The Purchaser is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement. Prior to the time that the Purchaser was first contacted by the Company or the Placement Agent such Purchaser had a pre-existing and substantial relationship with the Company or the Placement Agent.

(g)

Regulation M Confirmation and Compliance With Registration Statement. The Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act, may apply to sales of the Registrable Securities registered under the Registration Statement and other activities with respect to the Securities by Purchaser. The Purchaser agrees to sell all Registrable Securities registered under the Registration Statement and sold in connection therewith, in compliance with the plan of distribution set forth in such Registration Statement and any and all applicable prospectus delivery requirements.

(h)

Opportunity to Ask Questions. The Purchaser has had an opportunity to ask questions of and receive satisfactory answers from the Company, or persons acting on behalf of the Company, concerning the terms and conditions of the Securities and the Company, and all such questions have been answered to the full satisfaction of the Purchaser.

3.4

No Investment, Tax or Legal Advice. Each Purchaser understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.

3.5

Additional Acknowledgement. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person. Each Purchaser acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Units by the Company, that the information and data provided to the Purchaser in connection with the transaction contemplated hereby has not been subjected to independent verification by the Placement Agent, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of such information, data or other related disclosure material. Each Purchaser acknowledges that it has not taken any actions that would deem the Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act.

3.6

Limited Ownership. The purchase of the Units issuable to each Purchaser at the Closing will not result in such Purchaser (individually or together with any other person or entity with whom such Purchaser has identified, or will have identified, itself as part of a “group” in a public filing made with the SEC involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% of the outstanding shares of Common Stock or voting power of the Company on a post-transaction basis that assumes that the Closing shall have occurred. Such Purchaser does not presently intend to, along or together with others, make a public filing with the SEC to disclose that it has (or that it together with such other persons or entities have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding shares of Common Stock or the voting power of the Company on a post-transaction basis that assumes that the Closing shall have occurred.

3.7

Short Sales and Confidentiality Prior to the Date Hereof. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including short sales as defined in Rule 200 of Regulation SHO under the Exchange Act (“Short Sales”), of the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the securities covered by this Agreement. Other than to other persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

4.

Conditions to Closing.

4.1

Conditions to Obligations of Purchasers at Closing. Each Purchaser’s obligation to purchase the Units at the Closing is subject to the fulfillment to that Purchaser’s reasonable satisfaction, on or prior to the Closing, of all of the following conditions, any of which may be waived by the Purchaser:

(a)

Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 2 shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and a certificate duly executed by an officer of the Company, to the effect of the foregoing, shall be delivered to the Purchasers.

(b)

Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel to the Purchaser, and counsel to the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. The Company shall have delivered (or caused to have been delivered) to each Purchaser, the certificates required by this Agreement. The Warrant Shares shall have been duly authorized and reserved for issuance upon exercise of the Warrants and the Conversion Shares shall have been duly authorized and reserved for issuance upon conversion of the Preferred Stock.

(c)

Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Securities shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

Execution of Agreements. The Company shall have executed this Agreement and have delivered this Agreement to the Purchasers.

(e)

Secretary’s Certificate. The Company shall have delivered to the Purchasers a certificate of the Secretary of the Company certifying as to (i) the truth and accuracy of the resolutions of the board of directors relating to the transaction contemplated hereby (a copy of which shall be included with such certificate) and (ii) the current versions of the Company’s charter and bylaws.

(f)

Trading and Listing. Trading and listing of the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market. The Company will comply with all of the requirements of the Financial Industry Regulatory Authority, Inc. and the Principal Market with respect to the issuance of the Securities and will list the Underlying Shares on the Principal Market no later than the earlier of (a) the effective date of the Registration Statement (as hereinafter defined) or (b) the Required Effective Date (as hereinafter defined).

(g)

Blue Sky. The Company shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities.

(h)

Material Adverse Change. Since the date of this Agreement, there shall not have occurred any event which results in a Material Adverse Effect.

(i)

Opinion. The Company shall have delivered to Purchasers the opinion of The Loev Law Firm, PC, counsel to the Company, dated as of the Closing Date in substantially the form attached hereto as Exhibit D.

(j)

Lock-Up Agreements. The Placement Agent shall have received all of the Lock-Up Agreements referenced in Section 5.5.

(k)

Series B Stock Repurchase. The Company shall repurchase shares of Series B Stock from the Purchaser as described on the signature page hereto.

(l)

Series B Actions. The Series B Approval shall have been obtained and the Series B CoD shall have been amended to provide a protective provision for the Series B Stock equivalent to the protective provision set forth in Section 7.1(d) of the Certificate of Designation for the Preferred Stock.

(m)

Consent of Series C Preferred Holder. The Company shall have received the consent and approval of the Series C Preferred holder for the designation of the Preferred Stock and the liquidation preference set forth therein.

4.2

Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Units at the Closing is subject to the fulfillment to the Company’s reasonable satisfaction, on or prior to the Closing of the following conditions, any of which may be waived by the Company:

(a)

Representations and Warranties True. The representations and warranties made by the Purchasers in Section 3 shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b)

Performance of Obligations. The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing. The Purchasers shall have delivered the Purchase Price, by wire transfer, to the account designated by the Company for such purpose.

(c)

Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Securities shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Securities shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)

Execution of Agreements. The Purchasers shall have executed this Agreement and delivered this Agreement to the Company.

(e)

Series B Actions. The Series B Approval shall have been obtained and the Series B CoD shall have been amended to provide a protective provision for the Series B Stock equivalent to the protective provision set forth in Section 7.1(d) of the Certificate of Designation for the Preferred Stock.

(f)

Consent of Series C Preferred Holder. The Company shall have received the consent and approval of the Series C Preferred holder for the designation of the Preferred Stock and the liquidation preference set forth therein.

5.

Additional Covenants.

5.1

Reporting Status. With a view to making available to the Purchasers the benefits of certain rules and regulations of the SEC which may permit the sale of the Securities to the public without registration, the Company agrees to use commercially reasonable efforts to file with the SEC, in a timely manner all reports and other documents required of the Company under the Exchange Act. The Company will otherwise take such further action as a Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell the Securities without registration under the Securities Act or any successor rule or regulation adopted by the SEC. If, at any time during the period commencing from the six-month anniversary of the date hereof and ending at such time that all Registrable Securities (as defined below) may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144 (the “144 Sale Date”), the Company fails to satisfy the current public information requirement of Rule 144(c) under the Securities Act, then the Company shall, on the business day immediately following such failure and each 30th day thereafter until the 144 Sale Date, make a payment to the Purchasers as partial liquidated damages for such failure equal to 1% of the Purchase Price paid for the Units and Underlying Shares then owned by the Purchasers. Payments pursuant to this Section 5.1 will be prorated on a daily basis during each 30-day period and will be paid to the Purchasers by wire transfer or check within five business days after the earlier of (i) the end of each 30-day period following such failure to satisfy the current public information requirement or (ii) the 144 Sale Date. If the Company fails to pay any liquidated damages pursuant to this section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

5.2

Listing. So long as a Purchaser owns any of the Securities, the Company will use commercially reasonable efforts to maintain the listing of its Common Stock, including the Underlying Shares, on the Principal Market or an alternative listing on the New York Stock Exchange or the NYSE MKT, or any successor market, as applicable, and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such exchanges, as applicable.

5.3

Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or price per share shall be amended appropriately to account for such event.

5.4

Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. Furthermore, if the Company has disclosed any material non-public information to the Purchaser, the Purchaser has no duty to keep such information confidential following the public announcement of this transaction.

5.5

Restrictions on Future Transactions. The Company will not, from the date of this Agreement through the date that is 90 days after the date the Registration Statement (as defined below) becomes effective (the “Lock-Up Period”), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except (1) pursuant to this Agreement, (2) pursuant to employee stock option or equity plans as existing on the date of this Agreement and filed as an exhibit to or incorporated by reference in the Company SEC Documents, (3) pursuant to acquisitions of businesses or assets in transactions approved by the Company’s Board of Directors that are not for the primary purpose of raising capital or (4) upon the exercise of warrants or the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement and filed as an exhibit to or incorporated by reference in or described or referenced in the Company SEC Documents in accordance with the terms of such securities as of the date hereof. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. Except to the extent necessary to comply with the Company’s obligations hereunder and the registration rights set forth in the SEC Documents, the Company will not file any registration statement during the Lock-up Period. The Company has caused to be delivered to the Placement Agent prior to the date of this Agreement a letter, in the form of Exhibit F hereto (the “Lock-Up Agreement”), from each of the Company’s directors and officers. The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

5.6

Restriction on Variable Rate Transactions. From the date hereof until the one-year anniversary of the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of Common Stock or any outstanding convertible instruments, options or warrants or similar securities (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an agreement for an equity line of credit or “at-the-market” offering, whereby the Company may issue securities at a future determined price (other than standard and customary “preemptive” or “participation” rights and excluding any agreement by the Company to issue shares of its Common Stock as consideration in an acquisition, merger or similar business combination transaction). For the avoidance of doubt, the issuance of a security which is subject to customary anti-dilution protections, including where the conversion, exercise or exchange price is subject to adjustment as a result of stock splits, reverse stock splits and other similar recapitalization or reclassification events, shall not be deemed to be a “Variable Rate Transaction.” Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

5.7

Equal Treatment of Purchasers. No consideration (including any modification of this Agreement and any other documents or agreements executed in connection with the transaction contemplated hereunder) shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of securities of the Company or otherwise.

6.

Registration Rights.

6.1

Registration Procedures and Expenses.

(a)

The Company shall prepare and file with the SEC, as promptly as reasonably practicable following Closing, but in no event later than 30 days following Closing, a registration statement on Form S-1 (or any successor to Form S-1), covering the resale of the Registrable Securities (as defined below) (the “S-1 Registration Statement”) and as soon as reasonably practicable thereafter, but in no event later than 90 days following Closing (120 days following Closing in the event of a “full review” of the Registration Statement by the SEC) (the “Required Effective Date”), effect such registration and any related qualification or compliance with respect to all Registrable Securities held by the Purchasers. For purposes of this Agreement, the term “Registrable Securities” shall mean (i) the Underlying Shares and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Underlying Shares, subject to reductions in the Registrable Securities pursuant to the limitations described below in connection with a Reduction in Registrable Securities. In the event that Form S-1 (or any successor form) is or becomes unavailable to register the resale of the Registrable Securities at any time prior to the expiration of the Purchasers’ registration rights pursuant to Section 6.1(b)(i), the Company shall prepare and file with the SEC, as promptly as reasonably practicable following the date that Form S-1 is no longer available to register the Registrable Securities (or unsold portion thereof) a registration statement on any successor to Form S-1 covering the resale of the Registrable Securities (the “Successor Registration Statement”), provided that if any time in the future Form S-3 becomes available to the Company to register the Registrable Securities, the Company may amend the S-1 Registration Statement to instead be on Form S-3 (the “S-3 Registration Statement” and collectively the S-3 Registration Statement, the Successor Registration Statement and the S-1 Registration Statement, the “Registration Statement”) and as soon as reasonably practicable thereafter to effect registration of the Registrable Securities (or any unsold portion thereof) and any related qualification or compliance with respect to all Registrable Securities held by the Purchasers. If the Registration Statement has not been declared effective by the SEC on or before the Required Effective Date, or if, after the Registration Statement has been declared effective, it ceases to be effective and available for use for more than (y) 10 consecutive trading days, or (z) an aggregate of 45 days (which need not be consecutive) during any 12-month period, the Company shall, on the business day immediately following the Required Effective Date and each 30th day thereafter, make a payment to the Purchasers as partial liquidated damages for such delay (together, the “Late Registration Payments”) equal to 1% of the Purchase Price paid for the Units then owned by the Purchasers until the Registration Statement is declared effective by the SEC, up to an annual maximum of 6% of the aggregate Purchase Price. Late Registration Payments will be prorated on a daily basis during each 30-day period and will be paid to the Purchasers by wire transfer or check within five business days after the earlier of (i) the end of each 30-day period following the Required Effective Date or (ii) the effective date of the Registration Statement. If the Company fails to pay any liquidated damages pursuant to this section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. “Business day” means any day except Saturday, Sunday and any day that is a federal legal holiday in the United States. Notwithstanding the obligations set forth above, if (i) any SEC guidance; or (ii) any comments received from the SEC, sets forth a limitation on the number of securities permitted to be registered on behalf of the Purchaser in the Registration Statement (provided that the Company shall not be prohibited from including the resale of other securities on such Registration Statement), the number of Registrable Securities to be included on such Registration Statement for the benefit of all of the Purchasers will be reduced pro rata between the Purchasers whose securities are included in such Registration Statement and all Conversion Shares shall be registered prior to all Warrant Shares (a “Limitation in Registrable Securities”). In the case of a Limitation in Registrable Securities, the Company shall take action to file additional registration statements at the written request of the holders of a majority in interest of the Preferred Stock shares after the effectiveness of the Registration Statement, subject to SEC rules and guidance and the requirements set forth above, provided, however, that the Company shall not be required to file more than one additional Registration Statement in any rolling six month period. For the sake of clarity, the Registrable Securities required to be included in the Registration Statement shall be the total Registrable Securities reduced by any Limitation in Registrable Securities.

(b)

The Company shall use its commercially reasonable best efforts to:

(i)

prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus forming part thereof (the “Prospectus”) used in connection therewith as may be necessary or advisable to keep the Registration Statement current and effective for the Registrable Securities held by a Purchaser for a period ending on the earliest of (i) the second anniversary of the Closing Date, (ii) the date on which all Registrable Securities may be sold pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (iii) such time as all Registrable Securities have been sold pursuant to a registration statement or Rule 144. At such time the Company is no longer required to keep the Registration Statement current and effective for the Registrable Securities held by a Purchaser (the “Registration Statement Termination Date”), that Purchaser will no longer accrue any additional liquidated damages payments pursuant to Sections 6.1(a) or 6.2(c); however, the Company shall still be obligated to make all payments under Sections 6.1(a) or 6.2(c) that were not made prior to the Registration Statement Termination Date for that Purchaser. The Company shall notify each Purchaser promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC and advise each Purchaser that the form of Prospectus contained in the Registration Statement or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) under the Securities Act that meets the requirements of Section 10(a) of the Securities Act;

(ii)

furnish to the Purchaser with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and other such documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchaser;

(iii)

make any necessary blue sky filings;

(iv)

pay the expenses incurred by the Company and the Purchasers in complying with Section 6, including, all registration and filing fees, FINRA fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of any Purchaser and any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Purchasers);

(v)

advise the Purchasers, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(vi)

with a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities qualify to be resold immediately pursuant to Rule 144 or any other rule of similar effect during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (B) such date as all of the Registrable Securities shall have been resold pursuant to Rule 144 (and may be further resold without restriction); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(c)

The Company shall not less than three (3) business days prior to the filing of a Registration Statement and not less than one (1) business day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports and except for amendments which do not materially amend the disclosures included in any immediately prior filing relating to the Purchasers or the securities registered therein), furnish to the Purchaser copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Purchaser (it being acknowledged and agreed that if a Purchaser does not object to or comment on the aforementioned documents within such three (3) business day or one (1) business day period, as the case may be, then the Purchaser shall be deemed to have consented to and approved the use of such documents). The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Purchaser reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the three (3) business day or one (1) business day period described above, as applicable.

The Company understands that the Purchasers disclaim being an underwriter, but acknowledges that a determination by the SEC that a Purchaser is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

6.2

Transfer of Shares After Registration; Suspension.

(a)

Except in the event that Section 6.2(b) applies, the Company shall: (i) if deemed necessary or advisable by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchasers copies of any documents filed pursuant to Section 6.2(a)(i); and (iii) upon request, inform each Purchaser who so requests that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its commercially reasonable best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 6.2(b)(i) when the amendment has become effective).

(b)

Subject to Section 6.2(c), in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Purchasers (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchasers will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Purchasers are advised in writing by the Company that the current Prospectus may be used, and have received copies from the Company of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. Such Suspension Notice shall not contain any material non-public information. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Purchasers. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Company and the Purchaser, the Company and the Purchasers shall be entitled to specific performance in the event that the other party fails to comply with the provisions of this Section 6.2(b).

(c)

Notwithstanding the foregoing paragraphs of this Section 6.2, the Company shall use its commercially reasonable best efforts to ensure that (i) a Suspension shall not exceed 10 days individually, (ii) Suspensions covering no more than 45 days, in the aggregate, shall occur during any twelve-month period and (iii) each Suspension shall be separated by a period of at least 30 days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”). In the event that there occurs a Suspension (or part thereof) that does not constitute a Qualifying Suspension, the Company shall pay to the Purchaser the amounts set forth in Section 6.1(a).

(d)

If a Suspension is not then in effect, the Purchasers may sell Registrable Securities under the Registration Statement, provided that they sell such Registrable Securities during such time that the registration statement is effective and not withdrawn or suspended and only as permitted by such registration statement, and provided that they comply with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to a Purchaser and to any other parties reasonably requiring such Prospectuses.

(e)

The Company agrees that it shall, immediately prior to the Registration Statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent may issue, in connection with the sale of the Registrable Securities, certificates representing such Registrable Securities without restrictive legend, provided the Registrable Securities are to be sold pursuant to the prospectus contained in the Registration Statement and applicable prospectus delivery requirements. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm that no further opinion of counsel is required at the time of transfer in order to issue such Registrable Securities without restrictive legend.

The Company shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any Registrable Securities from the Purchasers, if no Suspension is in effect at the time of sale, and (a) the sale of such Registrable Securities is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act); (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Registrable Securities may be made without registration under the Securities Act; or (c) such Registrable Securities are or may be sold in compliance with Rule 144 under the Securities Act.

6.3

Indemnification. For the purpose of this Section 6.3:

(a)

the term “Selling Stockholder” shall mean a Purchaser, its general partners, managing members, managers, executive officers and directors and each person, if any, who controls that Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

(b)

the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 6.1; and

(c)

the term “untrue statement” shall mean any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)

The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or the failure of such Selling Stockholder to comply with its covenants and agreements contained herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.

(e)

Each Purchaser severally (as to itself), and not jointly, agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by that Purchaser to comply with the covenants and agreements contained in this Section 6 or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of that Purchaser specifically for use in preparation of the Registration Statement, and that Purchaser will reimburse the Company (or such officer, director or controlling person, as the case may be), for any reasonable legal expense or other reasonable actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Purchaser from the sale of the Registrable Securities pursuant to the Registration Statement.

(f)

Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel (who shall not be the same as the opining counsel) at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(g)

If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d) or (e) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the liable Purchaser on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the liable Purchaser on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (g) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (g), no Purchasers shall be required to contribute any amount in excess of the amount by which the net amount received by that Purchaser from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which that Purchaser has otherwise been required to pay to the Company by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations in this subsection to contribute are several in proportion to their sales of Registrable Securities to which such loss relates and not joint.

(h)

The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

(i)

The obligations of the Company and of the Purchasers under this Section 6.3 shall survive completion of any offering of Registrable Securities in such Registration Statement for a period of two years from the completion of such offering. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

6.4

Termination of Conditions and Obligations. The conditions precedent imposed by Section 3 or this Section 6 upon the transferability of the Registrable Securities shall cease and terminate as to any particular number of the Registrable Securities when such Registrable Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Securities or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act. The Company shall request an opinion of counsel promptly upon receipt of a request therefor from Purchaser.

6.5

Information Available. So long as the Registration Statement is effective covering the resale of Registrable Securities owned by a Purchaser, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available via the SEC’s EDGAR system or any successor thereto) to each Purchaser:

(a)

as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b)

upon the request of the Purchaser, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 6.5 as filed with the SEC and all other information that is made available to stockholders; and

(c)

upon the reasonable request of the Purchaser, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of a Purchaser, will meet with each Purchaser or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Registrable Securities and will otherwise reasonably cooperate with the Purchasers conducting an investigation for the purpose of reducing or eliminating the Purchasers’ exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with a Purchaser until and unless that Purchaser shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

6.6

Public Statements; Limitation on Information. The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within one business day after the date hereof. Such Current Report on Form 8-K shall include a form of this Agreement (and all exhibits and schedules thereto) as an exhibit thereto. The Company will not issue any public statement, press release or any other public disclosure listing a Purchaser as one of the purchasers of the Units, or otherwise naming the Purchaser or its affiliates or investment advisers, without that Purchaser’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed. The Company shall not provide, and shall cause each of its subsidiaries and the respective officers, directors, employees and agents of the Company and each of its subsidiaries not to provide, the Purchasers with any material nonpublic information regarding the Company or any subsidiary from and after the date the Company files, or is required by this Section to file, the Current Report on Form 8-K with the SEC without the prior express written consent of the Purchaser.

6.7

Limits on Additional Issuances. Without limiting the provisions of Section 5.5, the Company will not, for a period of 90 days following the Closing Date offer for sale or sell any securities unless, in the opinion of the Company’s counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws with respect to the Offering. Except as disclosed in the SEC Documents, and except for the issuance of equity awards under the Company’s equity compensation plans, the issuance of Common Stock upon exercise of outstanding options and warrants, the issuance of Common Stock purchase warrants, the issuance of Common Stock as part of acquisitions approved by the board of directors of the Company, the issuance of Common Stock upon conversion of outstanding shares of Preferred Stock, the issuance of Series B Stock in-kind to the holders of the Series B Stock, and the offering contemplated hereby, the Company has not engaged in any offering of equity securities during the six months prior to the date of this Agreement. The foregoing provisions shall not prevent the Company from filing a resale registration statement or registration statements under the Securities Act.

6.8

Form D and State Securities Filings. The Company will file with the SEC a Notice of Sale of Securities on Form D with respect to the Units, as required under Regulation D under the Securities Act, no later than 15 days after the Closing Date. The Company will promptly and timely file all documents and pay all filing fees required by any states’ securities laws in connection with the sale of Securities.

6.9

Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 6 may be assigned by a Purchaser to a party that acquires, other than pursuant to the Registration Statement or Rule 144, any of Registrable Securities.

6.10

Selling Stockholder Questionnaire. Each Purchaser agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Exhibit E (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of a Purchaser in a Registration Statement and shall not be required to pay any liquidated or other damages hereunder to any such Purchaser who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least three business days prior to the filing of the Registration Statement.

6.11

Short Sales and Confidentiality After the Date Hereof. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the Discussion Time and ending at such time the transactions contemplated by this Agreement are first publicly announced. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced and (iii) no Purchaser shall have any duty of confidentiality to the Company or its subsidiaries with respect to the transactions contemplated by this Agreement after the issuance of the Current Report on Form 8-K as described in Section 6.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenants set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the securities covered by this Agreement.

7.

Miscellaneous.

7.1

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof, and the federal laws of the United States.

7.2

Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers or their affiliates holding Preferred Stock that constitute at least a majority of the Preferred Stock then held by the Purchasers and their affiliates). Any Purchaser may assign any or all of its rights under this Agreement to any person to whom such Purchaser assigns or transfers any Preferred Stock, provided that such transferee agrees in writing to be bound, with respect to the transferred Preferred Stock, by the provisions hereof to the “Purchasers.”

7.3

Entire Agreement. This Agreement and the exhibits hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein and in the engagement letter between the Company and the Placement Agent relating to the Offering.

7.4

Severability. In the event any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.5

Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers or their affiliates holding Preferred Stock that constitute at least a majority of the Preferred Stock then held by the Purchasers and their affiliates; provided that such amendment or waiver prior to the Closing Date shall require the consent of all Purchasers. Any amendment or waiver effected in accordance with this Section 7.5 shall be binding upon any holder of any Securities purchased under this Agreement, each future holder of all such Securities, and the Company.

7.6

Fees and Expenses. Except as otherwise set forth herein, the Company and the Purchasers shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby. Each party hereby agrees to indemnify and to hold harmless of and from any liability the other parties for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying party or any of its employees or representatives are responsible.

7.7

Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or electronic mail, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile or electronic mail, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one business day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two business days after so mailed, (iv) if delivered by facsimile or electronic mail, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph: (x) if to the Company, to the address of the Company’s principal office set forth in the first paragraph of this Agreement, Attention: Chief Financial Officer, Facsimile: (281) 754-4185; or (y) if to the Purchaser, at its address, facsimile number or email address on the signature page to this Agreement.

7.8

Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchasers herein shall survive the execution of this Agreement, the delivery to the Purchasers of the Units being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

7.9

Counterparts. This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7.10

Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

7.11

Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

7.12

Termination. This Agreement may be terminated and the sale and purchase of the Units abandoned at any time prior to the Closing by either the Company or any Purchaser (with respect to itself only) upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the fifteenth (15th) day following the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section 7.12 shall not be available to any person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Section 7.12 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement. In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including arising from such termination) to the other, and no Purchaser will have any liability to any other Purchaser under this Agreement as a result therefrom.

[The Remainder of this Page is Blank]

In witness whereof, the foregoing Unit Purchase Agreement is hereby executed as of the date first above written.

Vertex Energy, Inc.

By:
Name:
Title:

[Signature Page to Unit Purchase Agreement]

In witness whereof, the foregoing Unit Purchase Agreement is hereby executed as of the date first above written.

For Dual Participation Investors:

If the Purchaser is a holder of Series B Stock, the Purchaser requests, by marking the box below, that the Company, at the Closing, purchase from the Purchaser or its Affiliates (as defined in the Warrant) Series B Stock with a liquidation preference of $1.50 for every $2.50 invested by the Purchaser hereunder, and the Company agrees to purchase such shares of Series B Stock. The Purchaser further agrees to deliver such shares of Series B Stock to be repurchased to the Company in connection with the Closing. The Company’s signature page to this Agreement confirms the Company’s agreement to purchase such Series B Stock.

☐  The Purchaser requests the Company repurchase Series B Stock

___________________________________________________________________

Name of Purchaser

By: ________________________________________________________________

Name: ______________________________________________________________

Title:  ______________________________________________________________

Tax Identification No.:  _________________________________________________

Jurisdiction of Organization:  _____________________________________________

State of Principal Place of Operations:  ______________________________________

Investment Amount (# of Units):  __________________________________________

Investment Amount ($ @ $1.56/Unit):  ______________________________________

Less: Series B Stock Repurchased (in $): __________ in shares of Series B Stock: __________

Net Investment Amount ($):  ______________________________________________

Address for Notice: Delivery Instructions (if different from above):

Address for Notice:	Delivery Instructions (if different from above):

Attention:	Attention:
Telephone:	Telephone:
Facsimile:	Facsimile:
Email:	Email:

4.999% Blocker:

By marking the box below, the Purchaser requests and the Company agrees, that this Agreement will contain the following 4.999% “blocker” provision:

☐  Notwithstanding anything to the contrary contained in this Purchase Agreement or Warrant, (i) the number of Warrant Shares that may be acquired by the Purchaser (or the Holder as defined in the Warrant) upon any exercise of the Warrant (or otherwise in respect hereof), and (ii) the number of Conversion Shares that may be acquired by the Purchaser (or the holder of the Preferred Stock transferred from the Holder) upon the conversion of the Preferred Stock, each shall be limited to the extent necessary to insure that, following such exercise, conversion or other issuance, the total number of shares of Common Stock then beneficially owned by such Purchaser (or Holder) and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Purchaser’s (or Holder’s) for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise, conversion or other issuance).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock which the Purchaser (or Holder) may receive or beneficially own in order to determine the amount of securities or other consideration that such Purchaser (or Holder) may receive in the event of a Fundamental Transaction as contemplated in Section 9 of the Warrant or a Recapitalization Event as contemplated in Section 5 of the Certificate of Designation. By written notice to the Company, the Purchaser (or Holder) may waive the provisions of this paragraph, but any such waiver will not be effective until the 61st day after delivery of such notice, nor will any such waiver effect any other holder thereof.

[Signature Page to Unit Purchase Agreement]

 EXHIBIT A

SCHEDULE OF PURCHASERS

Purchaser	Shares of Preferred Stock	Warrant Shares	Aggregate Purchase Price	State of Organization	State of Principal Place of Operations

Page A- 1

EXHIBIT B

FORM OF WARRANT

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

VERTEX ENERGY, INC.

WARRANT

Warrant No. ____	Original Issue Date:
[____________ __, 20__]

Vertex Energy, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received, [______________________] or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [____________] shares of Common Stock (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at any time and from time to time beginning 185 days after the Original Issue Date and through and including 5.5 years after the Original Issue Date (the “Expiration Date”), and subject to the following terms and conditions:

1.

Definitions. As used in this Warrant, the following terms shall have the respective definitions set forth in this Section 1. Capitalized terms that are used and not defined in this Warrant that are defined in the Purchase Agreement (as defined below) shall have the respective definitions set forth in the Purchase Agreement.

“Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request, which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request and (2) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request, (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request and (2) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder’s request pursuant to if such request is prior to the date of the consummation of the applicable Fundamental Transaction, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Transaction, (B) the consummation of the applicable Fundamental Transaction and (C) the date on which Holder first became aware of the applicable Fundamental Transaction.

Page B- 1

“Closing Price” means, for any date of determination, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a Trading Market, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock trades or (ii) if the Common Stock is not then listed or quoted on a Trading Market, the fair market value of a share of Common Stock as determined by an independent qualified appraiser selected in good faith and paid for by the Company.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

“Exercise Price” means $1.53, subject to adjustment in accordance with Section 9.

“Fundamental Transaction” means any of the following: (a) a sale, lease, exclusive license or other conveyance of all or substantially all of the assets of the Company or (b) any transaction or series of related transactions (including, without limitation, any reorganization, share exchange, consolidation or merger of the Company with or into any other entity but excluding any sale of capital stock by the Company for capital raising purposes) (i) in which the holders of the Company’s outstanding capital stock immediately before the first such transaction do not, immediately after any other such transaction, retain stock or other equity interests representing at least 50% of the voting power of the surviving entity of such transaction or (ii) in which at least 50% of the Company’s outstanding capital stock (calculated on an as-converted to Common Stock basis) is transferred.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant or its predecessor instrument.

“Purchase Agreement” means the Unit Purchase Agreement, dated May 10, 2016, to which the Company and the original Holder are parties.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than any marketplace organized by the OTC Markets Group (or similar successor organization)), or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Markets Group (or similar successor organization); provided, that in the event that the Common Stock is not listed or quoted on a Trading Market, then Trading Day shall mean a day other than a Saturday, a Sunday, or a day that banks in the State of New York are generally authorized or required by applicable law to be closed.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or any marketplace organized by the OTC Markets Group (or similar successor organization) on which the Common Stock is listed or quoted for trading on the date in question.

2.

Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.

Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144 of the Securities Act, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with applicable requirements to confirm an exemption from registration for such transfer or assignment and to provide the Company and/or its legal counsel with reasonable and customary confirmations in order to confirm compliance with Rule 144.

Page B- 2

4.

Exercise and Duration of Warrants.

(a)

This Warrant shall be exercisable by the registered Holder in whole at any time and in part from time to time beginning 185 days after the Original Issue Date through and including the Expiration Date. At 5:30 p.m., Central time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b)

Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant.  This restriction may not be waived.

5.

Delivery of Warrant Shares.

(a)

To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant are being exercised. Upon delivery of the Exercise Notice (in the form attached hereto) to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and subject to the payment terms described below, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, shall include restrictive legends unless the applicable Warrant Shares are (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144 of the Securities Act, provided that the Company may require, as a condition to the issuance of Warrant Shares exempt from registration pursuant to Rule 144, that the Holder of this Warrant, comply with applicable requirements to confirm an exemption from registration and provide the Company and/or its legal counsel with reasonable and customary confirmations in order to confirm compliance with Rule 144. Prior to delivery of the Warrant Shares (but in no event later than two Trading Days after the Date of Exercise (as defined herein)), the Holder shall have delivered to the Company, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the Warrant Shares has been declared effective by the Securities and Exchange Commission, use its reasonable best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation. A “Date of Exercise” means the date on which the Holder shall have delivered to the Company the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed.

Page B- 3

(b)

If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

(c)

If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(d)

The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

6.

Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.

Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

Page B- 4

8.

Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

9.

Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)

Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be adjusted to equal the product obtained by multiplying the then-current Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)

Fundamental Transactions. If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (1) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (b) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

Page B- 5

(c)

Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d)

Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(e)

Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

10.

Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(a)

Cash Exercise. The Holder may deliver immediately available funds; or

(b)

Cashless Exercise. If an Exercise Notice is delivered at a time when a registration statement permitting the Holder to resell the Warrant Shares is not then effective or the prospectus forming a part thereof is not then available to the Holder for the resale of the Warrant Shares, then the Holder may notify the Company in an Exercise Notice of its election to utilize cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

11.

No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall either (a) pay cash equal to the product of such fraction multiplied by the Closing Price of one Warrant Share on the date of exercise; or (b) issue the Holder one (1) additional share of Common Stock in lieu of such fractional share.

Page B- 6

12.

Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective if provided pursuant to the Purchase Agreement. In case any time: (1) the Company shall declare any cash dividend on its capital stock; (2) the Company shall pay any dividend payable in stock upon its capital stock or make any distribution to the holders of its capital stock; (3) the Company shall offer for subscription pro rata to the holders of its capital stock any additional shares of stock of any class or other rights; (4) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give prompt written notice to the Holder. Such notice shall also specify the date as of which the holders of capital stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company’s transfer books are closed in respect thereto.

13.

Registration Rights. The Holder shall be entitled to the registration rights set forth in Section 6 of the Purchase Agreement.

14.

Miscellaneous.

(a)

This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)

All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(c)

The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)

In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e)

Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares

(f)

While this Warrant is outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast program.

[Remainder of page intentionally left blank, signature page follows]

Page B- 7

In witness whereof, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

VERTEX ENERGY, INC.

By:
Name:
Title:

Page B- 8

EXERCISE NOTICE

The undersigned Holder hereby irrevocably elects to purchase                      shares of Common Stock pursuant to the attached Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1) The undersigned Holder hereby exercises its right to purchase                      Warrant Shares pursuant to the Warrant.

(2) The Holder intends that payment of the Exercise Price shall be made as (check one):

                     “Cash Exercise” under Section 10

                              “Cashless Exercise” under Section 10

(3) If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(4) Pursuant to this Exercise Notice, the Company shall deliver to the holder                      Warrant Shares in accordance with the terms of the Warrant.

Dated ______________ __, _____	Name of Holder:

(Print)

By:
Its:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Page B- 9

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

Page B- 10

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                              the right represented by the attached Warrant to purchase                  shares of Common Stock to which such Warrant relates and appoints                              attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated ______________ __, _____

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

Attest:

__________________________________

Page B- 11

EXHIBIT C

Exhibit 3.1

FORM OF CERTIFICATE OF DESIGNATION

OF

VERTEX ENERGY, INC.

ESTABLISHING THE DESIGNATION, PREFERENCES,

LIMITATIONS AND RELATIVE RIGHTS OF ITS

SERIES B1 PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”), Vertex Energy, Inc., a company organized and existing under the State of Nevada (the “Corporation”),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, and pursuant to Section 78.1955 of the NRS, the Board of Directors, by unanimous written consent of all members of the Board of Directors on May 9, 2016, duly adopted a resolution providing for the issuance of 17,000,000 shares of Series B1 Preferred Stock, which resolution is and reads as follows:

RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors by the provisions of the Articles of Incorporation of the Corporation, as amended and Section 78.1955 of the NRS, a series of the preferred stock, par value $0.001 per share, of the Corporation be, and it hereby is, established; and

FURTHER RESOLVED, that the series of preferred stock of the Corporation be, and it hereby is, given the distinctive designation of “Series B1 Preferred Stock”; and

FURTHER RESOLVED, that the Series B1 Preferred Stock shall consist of 17,000,000 shares; and

FURTHER RESOLVED, that the Series B1 Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth in this Certificate of Designation (the “Designation” or the “Certificate of Designation”):

1.                  Ranking. The Series B1 Preferred Stock shall, with respect to dividend rights, rights of redemption and rights upon liquidation, winding up or dissolution, rank equally with the Corporation’s Series B Preferred Stock issued pursuant to that certain Amended and Restated Certificate of Designation of Vertex Energy, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock, previously filed by the Corporation with the Secretary of State of Nevada on June 23, 2015, as may be amended from time to time (the “Series B Preferred Stock”), senior to the Common Stock and the Series C Preferred Stock, and each other class or series of shares of the Corporation that the Corporation may issue in the future the terms of which do not expressly provide that such class or series ranks equally with, or senior to, the Series B1 Preferred Stock, with respect to dividend rights, rights of redemption and/or rights upon liquidation, winding up or dissolution.

The Series B1 Preferred Stock shall, with respect to dividend rights, rights of redemption and rights upon liquidation, winding up or dissolution, rank equally with each other class or series of shares of the Corporation that the Corporation may issue in the future the terms of which expressly provide that such class or series shall rank equally with the Series B1 Preferred Stock with respect to dividend rights, rights of redemption and rights upon liquidation, winding up or dissolution.

Vertex Energy: Series B1 Certificate of Designation	12

The Series B1 Preferred Stock shall, with respect to dividend rights, rights of redemption and rights upon liquidation, winding up or dissolution, rank junior to each class or series of shares of the Corporation that the Corporation may issue in the future the terms of which expressly provide that such class or series shall rank senior to the Series B1 Preferred Stock with respect to dividend rights and rights upon liquidation, winding up or dissolution. The Series B1 Preferred Stock shall also rank junior to the Senior Securities and the Corporation’s existing and future indebtedness.

2.                  Dividends.

2.1              Dividends in General. Dividends shall accrue quarterly on the Series B1 Preferred Stock beginning on the Closing Date, based on the Original Issue Price, at the Dividend Rate, until such Series B1 Preferred Stock is no longer outstanding either due to conversion, redemption or otherwise as provided herein (“Dividends”).

2.2              Payment of Dividends. The Corporation shall, in accordance with the terms set forth herein, pay the Holder of the Series B1 Preferred Stock the Accrued Dividends in cash, in shares of Common Stock (as discussed in Section 2.7) or in shares of Series B1 Preferred Stock (as discussed in Section 2.7), within five Business Days of the end of each fiscal quarter of the Corporation (currently March 31, June 30, September 30 and December 31, each, as applicable a “Dividend Payable Date”), for so long as the Series B1 Preferred Stock remains outstanding. If the Corporation is prohibited from paying the Accrued Dividends in cash (pursuant to the Senior Credit Agreement), or registered common stock, the Accrued Dividends will be paid in kind in Series B1 Preferred Stock.

2.3              Cash Dividend Payments. All Dividends payable in cash hereunder shall be made in lawful money of the United States of America to each Holder in whose name the Series B1 Preferred Stock is registered as set forth on the books and records of the Corporation. Such payments shall be made by wire transfer of immediately available funds to the account such Holder may from time to time designate by written notice to the Corporation or by Corporation cashier’s check, without any deduction, withholding or offset for any reason whatsoever except to the extent required by law.

2.4              Participation. Subject to the rights of the holders, if any, of any shares of the Series A Convertible Preferred Stock or Series B Preferred Stock, the Holders shall, as holders of Series B1 Preferred Stock, be entitled to such dividends paid and Distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Series B1 Preferred Stock into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and Distributions. Payments under the preceding sentence shall be made concurrently with the dividend or Distribution to the holders of Common Stock. Following the occurrence of a Liquidation Event (as hereinafter defined) and the payment in full to a Holder of its applicable Liquidation Preference, such Holder shall cease to have any rights hereunder to participate in any future dividends or distributions made to the holders of Common Stock. No Distributions shall be made with respect to the Common Stock until all past due, if any, and/or declared Dividends on the Series B1 Preferred Stock have been paid or set aside for payment to the Holders. Notwithstanding the foregoing, the Holders shall have no right of participation in connection with dividends or Distributions made to the Common Stock shareholders consisting solely of shares of Common Stock.

Vertex Energy: Series B1 Certificate of Designation	13

2.5              Non-Cash Distributions. Whenever a Distribution provided for in this Section 2 shall be payable in property other than cash, the value of such Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors.

2.6              Other Distributions. Subject to the terms of this Certificate of Designation, and to the fullest extent permitted by the NRS, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business or at any time that any amounts are outstanding and claimed under the Senior Credit Agreement (unless consent to such redemption, repurchase or distribution is provided by the lenders thereunder).

2.7              Stock Dividend Payments. In lieu of paying the Accrued Dividends in cash, at the option of the Corporation, the Corporation may pay Accrued Dividends in shares of Common Stock of the Corporation (“Dividend Shares”), provided that the Corporation shall not issue Dividend Shares to any Holder if such issuance would cause the Holder to exceed the Maximum Percentage described in Section 4.1(e) below. The total Dividend Shares issuable in connection with the payment by the Corporation of the Accrued Dividends in shares of Common Stock shall be equal to the total amount of Accrued Dividends which the Corporation has decided to pay in shares of Common Stock divided by the Dividend Shares Conversion Price on the applicable Dividend Payable Date. The payment of any Dividends in shares of Common Stock shall be subject in all cases to the Dividend Conversion Limitation. Notwithstanding any other provision of this Section, the Dividend Shares may only be issued in the event the Dividend Shares are covered by a valid and effective registration under the Securities Act that permits the unrestricted resale of the Dividend Shares at the time of receipt and any time thereafter. In the event the Corporation is prohibited from paying the Accrued Dividends in cash or shares of Common Stock, the Accrued Dividends shall be paid in shares of Series B1 Preferred Stock (“PIK Shares”) equal to the total amount of Accrued Dividends which the Corporation is paying in shares of Series B1 Preferred Stock divided by the Original Issue Price. At the time any payment of Accrued Dividends is required in the form of additional shares of Series B1 Preferred Stock, if the number of authorized but unissued shares of Series B1 Preferred Stock shall not be sufficient to effect such payment in additional shares of Series B1 Preferred Stock, in addition to such other remedies as shall be available to the holders of Series B1 Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series B1 Preferred Stock to such number of shares as shall be sufficient for such purpose including, without limitation, engaging in commercially reasonable best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation or this Certificate of Designation.

Vertex Energy: Series B1 Certificate of Designation	14

3.                  Liquidation Rights.

3.1              Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (each a “Liquidation Event”), the holders of Series B1 Preferred Stock shall be entitled to receive pari passu with any Distribution of any of the assets of the Corporation to the holders of the Corporation’s Series B Preferred Stock and prior and in preference to any Distribution of any of the assets of the Corporation to the holders of the Corporation’s securities other than Senior Securities by reason of their ownership of such stock, but not prior to any holders of the Corporation’s Senior Securities, which holders of the Senior Securities shall have priority to the Distribution of any assets of the Corporation, an amount per share for each share of Series B1 Preferred Stock held by them equal to the sum of (i) the Liquidation Preference, and (ii) all Accrued Dividends and all declared but unpaid dividends on such share of Series B1 Preferred Stock. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Series B1 Preferred Stock (i.e., after payment of the Corporation’s liabilities and payment to any holders of the Corporation’s Senior Securities and pari passu with the holders of the Series B Preferred Stock) are insufficient to permit the payment to such holders of the full amounts specified in this Section then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series B Preferred Stock and Series B1 Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section and applicable law.

3.2              Remaining Assets. After the payment to the Holders of Series B Preferred Stock and Series B1 Preferred Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the holders of Common Stock and other junior securities in proportion to the number of shares of Common Stock and junior securities held by them.

3.3              Reorganization. For purposes of this Section 3, a Liquidation Event shall be deemed to occur upon (a) a sale, lease, exclusive license or other conveyance of all or substantially all of the assets of the Corporation or (b) any transaction or series of related transactions (including, without limitation, any reorganization, share exchange, consolidation or merger of the Corporation with or into any other entity but excluding any sale of capital stock by the Corporation for capital raising purposes) (i) in which the holders of the Corporation’s outstanding capital stock immediately before the first such transaction do not, immediately after any other such transaction, retain stock or other equity interests representing at least 50% of the voting power of the surviving entity of such transaction or (ii) in which at least 50% of the Corporation’s outstanding capital stock (calculated on an as-converted to Common Stock basis) is transferred; provided any transaction or event approved by a Majority In Interest shall not be considered a Liquidation Event hereunder

3.4              Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

Vertex Energy: Series B1 Certificate of Designation	15

4.                  Conversion. The holders of the Series B1 Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

4.1              Holder Conversion.

(a)                Each share of Series B1 Preferred Stock and all Accrued Dividends shall be convertible, at the option of the holder thereof (a “Holder Conversion”), at any time following the Closing Date, at the office of the Corporation or any Transfer Agent for the Series B1 Preferred Stock, into that number of fully-paid, nonassessable shares of Common Stock determined by dividing (i) the Original Issue Price for the Series B1 Preferred Stock by the Conversion Price and (ii) the total Accrued Dividends desired to be converted divided by the Dividend Shares Conversion Price calculated as of the date of the Notice of Conversion, subject to the Dividend Conversion Limitation (such shares of Common Stock issuable upon a Conversion, the “Holder Conversion Shares”). In order to effectuate the Holder Conversion under this Section 4.1, the Holder must provide the Corporation a written notice of conversion in the form of Exhibit A hereto (the “Notice of Conversion”). The Notice of Conversion must be dated no earlier than three Business Days from the date the Notice of Conversion is actually received by the Corporation.

(b)               Mechanics of Conversion. In order to effect an Conversion, a holder shall fax or email a copy of the fully executed Notice of Conversion to the Corporation (or in the discretion of the Corporation, with notice to the Holder, the Transfer Agent)(Attention: Chris Carlson, Corporate Secretary, 1331 Gemini Street, Suite 250, Houston, Texas 77058, Fax: , Email: chrisc@vertexenergy.com, with a copy to (which shall not constitute notice) The Loev Law Firm, PC, Attn: David M. Loev, Esq., 6300 West Loop South, Suite 280, Bellaire, Texas 77401, Fax: (713) 524-4122, Email: dloev@loevlaw.com). Upon receipt by the Corporation (or the Transfer Agent) of a facsimile or emailed copy of a Notice of Conversion from a Holder, the Corporation (or the Transfer Agent) shall promptly send, via facsimile or email, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation (or the Transfer Agent) expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation (or the Transfer Agent) regarding the Conversion. The holder shall surrender, or cause to be surrendered, the Preferred Stock Certificates being converted, duly endorsed, to the Corporation (or the Transfer Agent) at the address listed above within three Business Days of delivering the fully executed Notice of Conversion. The Corporation (or the Transfer Agent) shall not be obligated to issue shares of Common Stock upon a Conversion unless either (x) the Preferred Stock Certificates; or (y) the Lost Certificate Materials described in Section 12, below have been previously received by the Corporation or its Transfer Agent. In the event the Holder has lost or misplaced the certificates evidencing the Preferred Stock, the Holder shall be required to provide the Corporation or the Corporation’s Transfer Agent (as applicable) with whatever documentation and fees each may require to re-issue the Preferred Stock Certificates and shall be required to provide such re-issued Preferred Stock Certificates to the Corporation (or the Transfer Agent) within three Business Days of delivering the Notice of Conversion. Unless the Holder Conversion Shares are covered by a valid and effective registration under the Securities Act or the Notice of Conversion provided by the Holder includes a valid opinion from an attorney stating that such shares of Common Stock issuable in connection with the Notice of Conversion can be issued free of restrictive legend, which shall be determined by the Corporation (or the Transfer Agent) in its sole discretion, such shares shall be issued as Restricted Shares.

Vertex Energy: Series B1 Certificate of Designation	16

(c)                Delivery of Common Stock upon Conversion. Upon the receipt of a Notice of Conversion, the Corporation (itself, or through its Transfer Agent) shall, no later than the third Business Day following the date of such receipt (subject to the surrender of the Preferred Stock Certificates by the holder within the period described in Section 4.1(b) or, in the case of lost, stolen or destroyed certificates, after provision of the Lost Certificate Materials) (the “Delivery Period”), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the Holder or its nominee (x) a certificate representing the Holder Conversion Shares and (y) a certificate representing the number of shares of Series B1 Preferred Stock not being converted, if any. Notwithstanding the foregoing, if the Corporation’s Transfer Agent is participating in the Depository Trust Corporation (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the holder thereof is not then required to return such certificate for the placement of a legend thereon, the Corporation shall cause its Transfer Agent to promptly electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the Holder physical certificates representing the Common Stock issuable upon Holder Conversion. Further, a Holder may instruct the Corporation to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

(d)               Failure to Provide Preferred Stock Certificates. In the event the Holder provides the Corporation with a Notice of Conversion, but fails to provide the Corporation with the Preferred Stock Certificates or the Lost Certificate Materials (as defined in Section 12 below), by the end of the Delivery Period, the Notice of Conversion shall be considered void and the Corporation shall not be required to comply with such Notice of Conversion. Provided that if the Notice of Conversion only relates to the conversion of Accrued Dividends, the Holder shall not be required to provide the Corporation any Preferred Stock Certificates.

(e)                Beneficial Ownership Limitation for Holder Conversions and Voting. No Holder Conversion shall result in the conversion of more than that number of shares of Series B1 Preferred Stock, if any, such that, upon such Holder Conversion, the aggregate beneficial ownership of the Corporation’s Common Stock (calculated pursuant to Rule 13d-3 of the Exchange Act) of such Holder and all persons affiliated with such Holder as described in Rule 13d-3 is more than 9.999% of the Corporation’s Common Stock then outstanding (the “Maximum Percentage”). In the event any Holder Conversion would result in the issuance of shares of Common Stock to any Holder in excess of the Maximum Percentage, only that number of shares of Series B1 Convertible Preferred Stock which when Converted would not result in such Holder exceeding the Maximum Percentage shall be subject to such applicable Holder Conversion, if any, and Holder shall continue to hold any remaining shares of Series B1 Preferred Stock, the conversion of which would result in Holder exceeding the Maximum Percentage. The Corporation’s Transfer Agent shall be authorized to promptly disclose the total outstanding shares of Common Stock of the Corporation to the Holder from time to time at the request of the Holder in order for the Holder to determine its compliance with the Maximum Percentage. The provisions of this Section 4.1(e) shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4.1(e) to correct this Section (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The Corporation shall not be required to verify or investigate or confirm whether any Holder Conversion would exceed the Maximum Percentage, and instead the Corporation shall be able to rely on any Notice of Holder Conversion as prima facie evidence of, and as a representation by, the applicable Holder, that such applicable conversion described in the Notice of Holder Conversion would not result in a violation of the Maximum Percentage Additionally, in no event shall any Holder have the right pursuant to Section 6.1 below, to vote, on any matter presented to the shareholders of the Corporation for their action or consideration at any meeting of shareholders of the Corporation (or by written consent of shareholders in lieu of meeting), a number of voting shares in excess of the Maximum Percentage.

Vertex Energy: Series B1 Certificate of Designation	17

4.2              Automatic Conversion.

(a)                At such time, if ever, following the earlier of (i) six months from the Closing Date or (ii) the effective date of a valid and effective registration statement under the Securities Act covering the resale of the Common Stock issuable upon conversion of the Series B1 Preferred Stock, each share of Series B1 Preferred Stock, shall automatically and without any required action by any Holder, be converted into that number of fully-paid, non-assessable shares of Common Stock as determined by dividing the Original Issue Price by the Conversion Price, provided, that the Closing Sales Price of the Corporation’s Common Stock is equal to at least $3.90 per share of Common Stock as adjusted for Recapitalizations (the “Trading Price”) for a period of at least 20 consecutive Trading Days (an “Automatic Conversion” and together with a Holder Conversion, each a “Conversion”).

(b)               Following an Automatic Conversion, the Corporation shall within two Business Days, deliver notice to each Holder that an Automatic Conversion has occurred, at the address of each Holder which the Corporation then has on record (an “Automatic Conversion Notice”); provided, that the Corporation is not required to receive any confirmation that such Automatic Conversion Notice was received by a Holder, but instead assuming such Automatic Conversion Notice was sent to the address which the Corporation then has on record for such Holder, the Automatic Conversion Notice shall be treated as received by the Holder for all purposes on the third Business Day following the date such notice was sent by the Corporation (the “Automatic Conversion Notice Receipt Date”). Within three Business Days following the Automatic Conversion Notice Receipt Date, the Corporation shall pay each Holder the total amount of Accrued Dividends owed on such Series B1 Preferred Stock, if any (the “Automatic Conversion Dividends”) in cash (subject to the terms of the Senior Credit Agreement) or at the option of the Corporation, in shares of Common Stock equal to the total Accrued Dividends divided by the Dividend Shares Conversion Price calculated on the applicable Automatic Conversion Notice Receipt Date, subject to the Dividend Conversion Limitation, and issue to each Holder all shares of Common Stock which such Holder is due in connection with the Automatic Conversion (the “Automatic Conversion Shares”, and together with the Holder Conversion Shares, the “Shares”) and promptly deliver such Automatic Conversion Shares (and if applicable, cash in an amount equal to the Accrued Dividends) to the address of Holder which the Corporation then has on record (a “Delivery”). The Automatic Conversion Shares issuable in connection with an Automatic Conversion shall be fully-paid, non-assessable shares of Common Stock. Unless the Automatic Conversion Shares are covered by a valid and effective registration under the Securities Act or the Holder provides a valid opinion from an attorney stating that such Automatic Conversion Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, prior to the issuance date of such Automatic Conversion Shares, such Automatic Conversion Shares shall be issued as Restricted Shares.

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(c)                The issuance and Delivery by the Corporation of the Automatic Conversion Shares (and if applicable, the cash Accrued Dividends) shall fully discharge the Corporation from any and all further obligations under or in connection with the Series B1 Preferred Stock and shall automatically, and without any required action by the Corporation or the Holder, result in the cancellation, termination and invalidation of any outstanding Series B1 Preferred Stock and Preferred Stock Certificates held by Holder or his, her or its assigns and shall upon the payment of the Automatic Conversion Dividends, fully discharge any and all requirement for the Corporation to pay Dividends on such Series B1 Preferred Stock shares converted, which Series B1 Preferred Stock converted shall cease accruing Dividends upon an Automatic Conversion.

(d)               Without limiting the obligation of each Holder set forth herein (including in the subsequent clause (e)), the Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the issuance and Delivery of the Automatic Conversion Shares to reflect the cancellation of the Series B1 Preferred Stock subject to the Automatic Conversion, which shall not require the approval and/or consent of any Holder (a “Cancellation”).

(e)                Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates hereby covenants that it will, whenever and as reasonably requested by the Corporation and the Transfer Agent, at the Corporation’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent.

(f)                In the event that the Delivery of any Automatic Conversion Shares (or any cash Accrued Dividends) is unsuccessful and/or any Holder fails to accept such Automatic Conversion Shares (or applicable cash Accrued Dividends), such Automatic Conversion Shares (and if applicable, cash Accrued Dividends) shall be held by the Corporation and/or the Transfer Agent in trust (without accruing interest) and shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is the legal owner of such Automatic Conversion Shares, provided that the Holder’s failure to accept such Automatic Conversion Shares, cash Accrued Dividends and/or the Corporation’s inability to Deliver such shares or dividends shall in no event effect the validity of the Cancellation.

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(g)               The Automatic Conversion Right shall supersede and take priority over the Holder’s Optional Conversion Right in the event that there are any conflicts between such rights.

(h)               The Maximum Percentage ownership limitation described in Section 4.1(e) above shall not apply to an Automatic Conversion, provided that the Automatic Conversion Shares, including any shares issuable in consideration for Accrued Dividends shall be subject to the Share Cap. In the event any Automatic Conversion would result, if Converted in full, in the Corporation exceeding the Share Cap, the maximum number of shares of Common Stock allowable under the Share Cap shall be issued pro rata to each Holder and, and subject to the terms of the Senior Credit Agreement, the remaining Series B1 Preferred Stock shares and/or Accrued Dividends shall be immediately redeemed by the Corporation as if such remaining portion of Series B1 Preferred Stock and/or Accrued Dividends was subject to a Mandatory Redemption on such Automatic Conversion Notice Receipt Date (as provided in Section 8 hereof, substituting the Automatic Conversion Notice Receipt Date for the Required Redemption Date in Section 8).

4.3              Fractional Shares. If any Conversion of Series B1 Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series B1 Preferred Stock being converted pursuant to a given Notice of Conversion), then subject to the terms of the Senior Credit Agreement, such fractional share shall be payable in cash based upon the market value of the Common Stock on the trading day immediately prior to the date of conversion (as determined in good faith by the Board of Directors) and the number of shares of Common Stock issuable upon conversion of the Series B1 Preferred Stock shall be the next lower whole number of shares. If the Corporation elects not to, or is unable to, make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

4.4              Taxes. The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Series B1 Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series B1 Preferred Stock any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

4.5              No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series B1 Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section shall prohibit the Corporation from amending its Articles of Incorporation with the requisite consent of its stockholders and the Board of Directors, provided that such amendment will not prohibit the Corporation from having sufficient authorized shares of Common Stock to permit conversion hereunder.

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4.6              Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series B1 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series B1 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B1 Preferred Stock, the Corporation will use its commercially reasonable efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

4.7              Cap on Shares of Common Stock. Notwithstanding anything herein to the contrary, the maximum number of shares of Common Stock to be issued in connection with the Conversion of all of the outstanding shares of Series B1 Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series B1 Preferred Stock pursuant to the applicable rules and requirements of the NASDAQ Capital Market), or otherwise as provided herein, shall not exceed such number of shares of Common Stock that would violate applicable listing rules of the NASDAQ Capital Market in the event the Corporation’s stockholders do not approve the issuance of the Common Stock issuable in connection with a Conversion (and upon conversion or exercise of any other securities required to be aggregated with the Series B1 Preferred Stock pursuant to the applicable rules and requirements of the NASDAQ Capital Market), or otherwise as provided herein (the “Share Cap”). In the event the number of shares of Common Stock to be issued hereunder (and upon conversion or exercise of any other securities required to be aggregated with the Series B1 Preferred Stock pursuant to the applicable rules and requirements of the NASDAQ Capital Market) in connection with a Conversion or otherwise, exceeds the Share Cap, then subject to the terms of the Senior Credit Agreement, the Corporation shall instead (i) immediately redeem such portion of Series B1 Preferred Stock, the conversion of which would exceed the Share Cap, in cash as if such applicable Series B1 Preferred Stock shares were subject to a Mandatory Redemption (as provided in Section 8 hereof); and (ii) pay any Accrued Dividends and future Dividends in cash, or shall otherwise first obtain the approval of the stockholders of the Corporation under applicable rules and requirements of the NASDAQ Capital Market prior to issuing such shares of Common Stock in excess of the Share Cap.

5.                  Adjustments for Recapitalizations.

5.1              Equitable Adjustments for Recapitalizations. (a) The Liquidation Preference and the Original Issue Price (each, as and if applicable) (the “Preferred Stock Adjustable Provisions”); (b) the Conversion Price, Dividend Shares Conversion Price and Trading Price (as and if applicable) (the “Common Stock Adjustable Provisions”), and (c) any and all other terms, conditions, amounts and provisions of this Designation which (i) pursuant to the terms of this Designation provide for equitable adjustment in the event of a Recapitalization (the “Other Equitable Adjustable Provisions”); or (ii) the Board of Directors of the Corporation determines in their reasonable good faith judgment is required to be equitably adjusted in connection with any Recapitalizations, shall each be subject to equitable adjustment as provided in Sections 5.2 through 5.3, below, as determined by the Board of Directors in their sole and reasonable discretion.

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5.2              Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series B1 Preferred Stock, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series B1 Preferred Stock, the Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted.

5.3              Adjustments for Subdivisions or Combinations of Series B1 Preferred Stock. In the event the outstanding shares of Series B1 Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series B1 Preferred Stock, the applicable Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately adjusted. In the event the outstanding shares of Series B1 Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series B1 Preferred Stock, the applicable Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately adjusted.

5.4              Adjustments for Reclassification, Exchange and Substitution.

(a) Except to the extent such Recapitalization Event is subject to Sections 5.1 through 5.3, above (the “Recapitalization and Adjustment Rights”), and/or Section 3 (“Liquidation Rights”), if at any time or from time to time after the Closing Date there shall occur any capital reorganization, recapitalization, reclassification, share exchange, restructuring, consolidation, combination or merger involving the Corporation in which the Common Stock (but not the Series B1 Preferred Stock) is converted into or exchanged for shares of stock or other securities or property (including cash) of the Corporation or otherwise (other than a transaction covered by the Recapitalization and Adjustment Rights or Liquidation Rights) (each a “Recapitalization Event”), provision shall be made so that each Series B1 Preferred Holder shall thereafter be entitled to receive upon conversion of the shares of Series B1 Preferred Stock held by such Series B1 Preferred Holder the kind and number of shares of stock or other securities or property (including cash or any combination thereof) of the Corporation or otherwise, to which a Common Stock shareholder holding the number of shares of Common Stock into which the shares of Series B1 Preferred Stock held by such Series B1 Preferred Holder are convertible immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger (without regard for the Maximum Percentage) would have been entitled upon such event.

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(b) In the event that the holders of Common Stock have the opportunity to elect the form of consideration to be received in the business combination, then the Corporation shall make adequate provision whereby the holders of Series B1 Preferred Stock shall have the opportunity to determine the form of consideration into which all of the Series B1 Preferred Stock, treated as a single class, shall be convertible from and after the effective date of such business combination. If such opportunity is granted, such determination shall be based on the determination at a meeting duly called or via a written consent to action of a Majority In Interest, shall be subject to any limitations to which all holders of Common Stock are subject, such as pro rata reductions applicable to any portion of the consideration payable in such business combination, and shall be conducted in such a manner as to be completed by the date which is the earliest of (1) the deadline for elections to be made by holders of Common Stock and (2) two Business Days prior to the anticipated effective date of the business combination. Further, the Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

(c) If a conversion of Series B1 Preferred Stock is to be made in connection with a transaction contemplated by this Section 5.3 or a similar transaction affecting the Corporation (other than a tender or exchange offer), the conversion of any shares of Series B1 Preferred Stock may, at the election of the Holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated. In connection with any tender or exchange offer for shares of Common Stock, Holders of Series B1 Preferred Stock shall have the right to tender (or submit for exchange) shares of Series B1 Preferred Stock in such a manner so as to preserve the status of such shares as Series B1 Preferred Stock until immediately prior to such time as shares of Common Stock are to be purchased (or exchanged) pursuant to such offer, at which time that portion of the shares of Series B1 Preferred Stock so tendered which is convertible into the number of shares of Common Stock to be purchased (or exchanged) pursuant to such offer shall be deemed converted into the appropriate number of shares of Common Stock. Any shares of Series B1 Preferred Stock not so converted shall be returned to the Holder as Series B1 Preferred Stock.

(d) None of the foregoing provisions shall affect the right of a Holder of shares of Series B1 Preferred Stock to convert such Holder’s shares of Series B1 Preferred Stock into shares of Common Stock prior to the effective date of such business combination, subject to the terms of this Designation.

(e) In the event of any Recapitalization Event falling under this Section 5.3, in such case, appropriate adjustment shall be made in the application of the provisions of this Section 5.3 with respect to the rights and interests of the Series B1 Preferred Holders after such events to the end that the provisions of this Section 5.3 (including, but not limited to, adjustment of the Conversion Price in respect of any shares of Series B1 Preferred Stock then in effect and the number of shares issuable upon conversion of all such shares of Series B1 Preferred Stock) shall be applicable after that event as nearly reasonably as may be. The Corporation may not become a party to any such transaction unless its terms are consistent with the preceding requirements and such transaction is otherwise effected in accordance with this Designation.

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5.5              Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B1 Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the reasonable written request at any time of any holder of Series B1 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B1 Preferred Stock.

6.                  Voting.

6.1              Restricted Class Voting. In addition to any class or series voting rights provided to the holders of Series B1 Preferred Stock herein or required by law, on any matter presented to the shareholders of the Corporation for their action or consideration at any meeting of shareholders of the Corporation (or by written consent of shareholders in lieu of meeting), each holder of outstanding shares of Series B1 Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B1 Preferred Stock held by such holder are convertible as of the record date for determining shareholders entitled to vote on such matter, subject in all cases to the Maximum Percentage (i.e., in no event shall any Holder have the right to vote more voting shares in connection with the terms of this Section 6.1 than as equals its individual Maximum Percentage (when aggregated with all other voting shares beneficially owned by such Holder as of such applicable record date)), and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders’ meeting in accordance with the bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted to Common Stock basis (after aggregating all fractional shares into which shares of Series B1 Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole share (with one-half being rounded upward). Except as provided by law or by the other provisions of the Articles of Incorporation or this Designation, holders of Series B1 Preferred Stock shall vote together with the holders of Common Stock as a single class. In the event any Holder’s voting rights under this Section 6.1 are limited by the Maximum Percentage, the total number of voting shares eligible to be voted on the applicable matter shall similarly be decreased. For the sake of clarity, the purpose of this Section 6.1 is to limit the maximum voting rights of the Series B1 Preferred Stock shares held by any individual Holder, to the lesser of (a) 9.99% of the Corporation’s Common Stock then outstanding; and (b) such number of voting shares of the Corporation, if any, that, when added together with the other voting securities of the Corporation beneficially owned (as calculated pursuant to Rule 13d-3 of the Exchange Act) by such Holder, totals 9.99% of the Corporation’s then outstanding Common Stock.

6.2              No Series Voting. Other than as provided herein or required by law, there shall be no series voting.

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7.                  Protective Provisions.

7.1              Subject to the rights of series of preferred stock which may from time to time come into existence, so long as any shares of Series B1 Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (at a meeting duly called or by written consent, as provided by law) of the holders of a Majority In Interest:

(a)                Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B1 Preferred Stock (except to the extent required to issue PIK Shares if required by the terms set forth herein, which for the sake of clarity, and without otherwise limiting this provision, shall not require approval of the Holders);

(b)               Re-issue any shares of Series B1 Preferred Stock converted or redeemed pursuant to the terms of this Designation (except to the extent required to issue PIK Shares if required by the terms set forth herein, which for the sake of clarity, and without otherwise limiting this provision, shall not require approval of the Holders);

(c)                Create, or authorize the creation of, or issue or obligate itself to issue shares of, any class or series of capital stock unless the same ranks junior to (and not pari passu with) the Series B1 Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption, or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to (and not pari passu with) the Series B1 Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption, in each such case, other than issuances of (or in connection with issuances of) shares of Series B1 Preferred Stock pursuant to the Purchase Agreement and PIK Shares;

(d)               Issue, incur or obligate itself to issue or incur any indebtedness that is convertible into, or exchangeable for, any equity security of the Corporation or instruments derivative of any equity security of the Corporation;

(e)                Grant any rights to require a mandatory repurchase, retirement or redemption by the Corporation of any of the Corporation’s equity securities or instruments derivative of its equity securities on or prior to the Required Redemption Date, or issue, incur or obligate the Corporation to issue or incur, any indebtedness with a maturity date on or prior to the Required Redemption Date that is convertible into, or exchangeable for, equity securities or instruments derivative of the Corporation’s equity securities;

(f)                Effect an exchange, reclassification, or cancellation of all or a part of the Series B1 Preferred Stock (except pursuant to Section 5.3 hereof, which shall not require any approval or consent of the Holders);

(g)               Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series B1 Preferred Stock (except pursuant to Section 5.3 hereof, which shall not require any approval or consent of the Holders);

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(h)               Issue any shares of Series B1 Preferred Stock other than pursuant to the Purchase Agreement or as PIK Shares;

(i)                 Alter or change the rights, preferences or privileges of the shares of Series B1 Preferred Stock so as to affect adversely the shares of such series; or

(j)                 Amend or waive any provision of the Corporation’s Articles of Incorporation or Bylaws relative to the Series B1 Preferred Stock so as to affect adversely the shares of Series B1 Preferred Stock in any material respect as compared to holders of other series of shares.

8.                  Redemption Rights.

8.1              Optional Corporation Redemption. Subject to the terms of the Senior Credit Agreement, the Corporation shall have the option, exercisable from time to time after the Corporation Redemption Triggering Date, to redeem all or any portion of the outstanding shares of Series B1 Preferred Stock (a “Corporation Redemption”) which have not been previously Converted into Common Stock (as provided above in Section 4) (the “Corporation Redemption Rights”), by paying each applicable Holder, an amount equal to (a) 110% of the Original Issue Price multiplied by the number of Series B1 Preferred Stock shares held by each applicable Holder, subject to the Corporation Redemption; plus (b) the Accrued Dividends (the “Corporation Redemption Amount”).

(a)                In the event the Corporation exercises its Corporation Redemption Rights, it shall redeem and repurchase Series B1 Preferred Stock pari passu with the Series B Preferred Stock and pro rata between all Holders based on the Pro Rata Amount.

(b)               To exercise the Corporation Redemption Right, the Corporation shall deliver to each Holder an irrevocable written notice (a “Corporation Redemption Notice”), indicating the date the Corporation intends to pay the Corporation Redemption Amount (as applicable, the “Corporation Redemption Date”), which date may not be less than ten days nor more than 20 days from the date the Corporation Redemption Notice is delivered to a Holder. In the event the applicable aggregate Corporation Redemption Amount is not paid to the Holders on the applicable Corporation Redemption Date, the Corporation Redemption Notice shall be considered void and of no force or effect.

(c)                Notwithstanding the foregoing, the Series B1 Preferred Stock may not be redeemed unless and until all amounts outstanding and claimed under the Senior Credit Agreement have been paid in full in cash.

8.2              Mandatory Corporation Redemption. Notwithstanding the Corporation Redemption Rights set forth in Section 8.1, above, the Corporation shall, subject to the terms of the Senior Credit Agreement, be required to redeem all then outstanding shares of Series B1 Preferred Stock within two Business Days of the Required Redemption Date (“Mandatory Redemption” and together with a Corporation Redemption, a “Redemption”). A Mandatory Redemption shall be effected by the Corporation, within two Business Days of the Required Redemption Date (the “Post-Redemption Triggering Period”), by paying each Holder an amount in cash equal to (a) the Original Issue Price multiplied by the number of Series B1 Preferred Stock shares held by each applicable Holder, subject to the Mandatory Redemption; plus (b) the Accrued Dividends (the “Mandatory Redemption Amount” and together with the Corporation Redemption Amount, each as applicable, a “Redemption Amount”) and promptly delivering such Mandatory Redemption Amount to the address of Holder which the Corporation then has on record. The date of such Redemption Delivery (as defined below) shall be defined herein as the “Mandatory Redemption Date”). The Holders shall be prohibited from Converting the Series B1 Preferred Stock during the Post-Redemption Triggering Period, unless the Corporation shall allow such Conversion, at the Corporation’s sole option and its sole discretion.

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8.3              Effect of Redemption. The payment by the Corporation to each Holder (at each such Holder’s address of record) (or if the Holder fails to deliver the Preferred Stock Certificates and/or Lost Certificate Materials required to be delivered as discussed below in connection with such Redemption, upon the Corporation setting aside such Redemption Amount in trust for the benefit of the Holder) of the Corporation Redemption Amount or Mandatory Redemption Amount (as applicable, a “Redemption Delivery”) in connection with a Corporation Redemption or Mandatory Redemption, as applicable, and effective as of the Corporation Redemption Date or the Mandatory Redemption Date, as applicable, shall fully discharge the Corporation from any and all further obligations under the Series B1 Preferred Stock shares redeemed and shall automatically, and without any required action by the Corporation or the Holder or his, her or its assigns (including the requirement that the Holder provide the Corporation or the Corporation’s Transfer Agent the Preferred Stock Certificates relating to such Corporation Redemption), result in the cancellation, termination and invalidation of any outstanding Series B1 Preferred Stock and related Preferred Stock Certificates held by a Holder which are subject to a Corporation Redemption or Mandatory Redemption, as applicable and shall upon the payment of the applicable Redemption Amount, fully discharge any and all requirement for the Corporation to pay further Dividends, and which Series B1 Preferred Stock shall cease accruing Dividends upon a Redemption.

8.4              Further Actions Following Redemption. Without limiting the obligation of each Holder set forth herein (including in the subsequent Section 8.5), the Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the payment of the Corporation Redemption Amount or Mandatory Redemption Amount, to reflect the cancellation of the Series B1 Preferred Stock subject to the applicable Redemption, which shall not require the approval and/or consent of any Holder, and provided that by agreeing to the terms and conditions of this Designation and the acceptance of the Series B1 Preferred Stock, each Holder hereby agrees to release the Corporation and the Corporation’s Transfer Agent from any and all liability whatsoever in connection with the cancellation of the Series B1 Preferred Stock subject to and following a Corporation Redemption and/or a Mandatory Redemption, regardless of the return to the Corporation or the Transfer Agent of any Preferred Stock Certificates evidencing such Series B1 Preferred Stock subject to the Corporation Redemption and/or Mandatory Redemption, as applicable, which as stated above, shall be automatically cancelled upon the payment of the Corporation Redemption Amount and Mandatory Redemption Amount, as applicable to the Holder, or if the provisions of Section 8.6 apply and the Holder fails to deliver the Preferred Stock Certificates and/or Lost Certificate Materials, upon the Corporation setting aside such Redemption Amount in trust for the benefit of the Holder (a “Redemption Cancellation”).

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8.5              Further Redemption Assurances. Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates hereby covenants that it will (a) deliver to the Corporation or the Corporation’s Transfer Agent, promptly upon the receipt of any Corporation Redemption Notice, but in any case prior to the applicable Corporation Redemption Date, and/or promptly upon the occurrence of the Required Redemption Date, the applicable Preferred Stock Certificates relating to the Corporation Redemption and Mandatory Redemption, as applicable (or Lost Certificate Materials associated therewith); and (b) whenever and as reasonably requested by the Corporation and the Corporation’s Transfer Agent, at the Corporation’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect a Redemption Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent.

8.6              Additional Redemption Procedures. In the event that (a) Redemption Delivery is unsuccessful notwithstanding the fact that the Corporation has mailed such applicable Corporation Redemption Amount and/or Mandatory Redemption Amount to the correct address of the Holder as set forth in the records of the Corporation; or (b) any Holder fails to timely deliver to the Corporation for cancellation the Preferred Stock Certificates evidencing the Series B1 Preferred Stock subject to such Corporation Redemption and/or Mandatory Redemption, or Lost Certificate Materials associated therewith, and the Corporation therefore refrains from completing a Redemption Delivery, such Corporation Redemption Amount and/or Mandatory Redemption Amount shall be held by the Corporation in trust and such Redemption Amount shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is (y) the legal owner of such Corporation Redemption Amount and/or Mandatory Redemption Amount and/or (z) the delivery to the Corporation or its Transfer Agent of the applicable Preferred Stock Certificates, as applicable, or Lost Certificate Materials, provided that the Holder’s failure to accept such Corporation Redemption Amount and/or Mandatory Redemption Amount, the Corporation’s inability to pay any Holder its applicable Redemption Amount, and/or the Holder’s failure to deliver the Preferred Stock Certificates or Lost Certificate Materials, under either of such circumstances shall in no event effect the validity of the Corporation Redemption Cancellation, Redemption Cancellation, or the consequences of a Corporation Redemption Delivery or Mandatory Redemption Delivery as described in Section 8.1 and Section 8.2 hereof. Furthermore, the Holder shall be due no interest on the Corporation Redemption Amount and/or Mandatory Redemption Amount while being held by the Corporation in trust and any and all interest, if any, which shall accrue on such amount shall be the sole property of the Corporation.

8.7              Further Holder Redemption Assurances. Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates will whenever and as reasonably requested by the Corporation and the Corporation’s Transfer Agent, at its sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the cancellation of such Holder’s shares in the event of a Corporation Redemption and/or Mandatory Redemption, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent.

Vertex Energy: Series B1 Certificate of Designation	28

8.8              Effect of All Redemptions. The Series B1 Preferred Stock subject to a Corporation Redemption and/or Mandatory Redemption shall cease accruing any Dividends and shall have all Conversion rights immediately terminate effective as of the Corporation Redemption Date or the Mandatory Redemption Date, unless otherwise agreed in the sole discretion of the Corporation.

8.9              Redemption Failure. In the event the Corporation is prohibited from completing a Mandatory Redemption by the Senior Credit Agreement, the Series B1 Preferred Stock shall remain outstanding until such time as the Corporation is no longer prohibited by the Senior Credit Agreement from completing a Mandatory Redemption and at that time the Corporation shall immediately redeem the Series B1 Preferred Stock pursuant to this Section 8. During the period the Corporation is prohibited from completing a Mandatory Redemption by the Senior Credit Agreement, the term “Dividend Rate” shall mean 10%.

9.                  Notices.

9.1              In General. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile or email transmission, and shall be effective, unless otherwise provided herein, three days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to, Chris Carlson, Corporate Secretary, 1331 Gemini Street, Suite 250, Houston, Texas 77058, Fax: (281) 486-0217, Telephone: (866) 660-8156, Email: chrisc@vertexenergy.com with a copy to (which shall not constitute notice) The Loev Law Firm, PC, Attn: David M. Loev, Esq., 6300 West Loop South, Suite 280, Bellaire, Texas 77401, Fax: (713) 524-4122, Email: dloev@loevlaw.com, and (ii) if to any Holder to the address set forth in the records of the Corporation or its Transfer Agent, as applicable, or such other address as may be designated in writing hereafter, in the same manner, by such person.

9.2              Notices of Record Date. In the event that the Corporation shall propose at any time:

(a)                to declare any Distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(b)               to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(c)                to voluntarily liquidate or dissolve or undertake a Liquidation Event;

then, in connection with each such event, the Corporation shall send to the Holders of the Series B1 Preferred Stock at least ten Business Days’ prior written notice of the date on which a record shall be taken for such Distribution (and specifying the date on which the holders of Common Stock shall be entitled thereto and, if applicable, the amount and character of such Distribution) or for determining rights to vote in respect of the matters referred to in (b) and (c) above.

Vertex Energy: Series B1 Certificate of Designation	29

Such written notice shall be given by first class mail (or express courier), postage prepaid, addressed to the holders of Series B1 Preferred Stock at the address for each such holder as shown on the books of the Corporation and shall be deemed given on the date such notice is mailed.

The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a Majority In Interest, voting together as a single class.

10.              No Preemptive Rights. No Holder shall have the right to repurchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such right may from time to time be set forth in a written agreement between the Corporation and such stockholder.

11.              Reports. The Corporation shall mail to all holders of Series B1 Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock.

12.              Replacement Preferred Stock Certificates. In the event that any Holder notifies the Corporation that a Preferred Stock Certificate evidencing shares of Series B1 Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series B1 Preferred Stock identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, in the applicable tenor and date) to the original Preferred Stock Certificate evidencing the Series B1 Preferred Stock, provided that the Holder executes and delivers to the Corporation and/or its Transfer Agent, as applicable, an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation and its Transfer Agent to indemnify the Corporation from any loss incurred by it in connection with such Series B1 Preferred Stock certificate, and provides the Corporation and/or its Transfer Agent such other information, documents and if applicable, bonds and indemnities as the Corporation or its Transfer Agent customarily requires for reissuances of stock certificates (collectively the “Lost Certificate Materials”); provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert or redeem the full number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.

13.              No Other Rights or Privileges. Except as specifically set forth herein, the Holders of the Series B1 Preferred Stock shall have no other rights, privileges or preferences with respect to the Series B1 Preferred Stock.

14.              Construction. When used in this Designation, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Designation shall refer to this Designation as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Designation unless otherwise specified; (viii) references to “dollars”, “Dollars” or “$” in this Designation shall mean United States dollars; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) unless otherwise stated in this Designation, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xii) references to “days” shall mean calendar days; and (xiii) the paragraph and section headings contained in this Designation are for convenience only, and shall in no manner affect the interpretation of any of the provisions of this Designation.

Vertex Energy: Series B1 Certificate of Designation	30

15.              Miscellaneous.

15.1          Cancellation of Series B1 Preferred Stock. If any shares of Series B1 Preferred Stock are converted pursuant to Section 4 or redeemed or repurchased by the Corporation pursuant to Section 8, the shares so converted or redeemed shall be canceled and shall return to the status of designated, but unissued Series B1 Preferred Stock.

15.2          Further Assurances. Each Holder hereby covenants that, in consideration for receiving shares of Series B1 Preferred Stock, that he, she or it will, whenever and as reasonably requested by the Corporation, do, execute, acknowledge and deliver any and all such other and further acts, deeds, confirmations, agreements and documents as the Corporation or its Transfer Agent may reasonably require in order to complete, insure and perfect any of the terms, conditions or provisions of this Designation, including, but not limited to, (a) any Automatic Conversion; and/or (b) any Redemption.

15.3          Technical, Corrective, Administrative or Similar Changes. The Corporation may, by any means authorized by law and without any vote of the Holders of shares of the Series B1 Preferred Stock, make technical, corrective, administrative or similar changes in this Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series B1 Preferred Stock.

15.4          Waiver/Amendment. Notwithstanding any provision in this Designation to the contrary, any provision contained herein and any right of the holders of Series B1 Preferred Stock granted hereunder may be waived and/or amended as to all shares of Series B1 Preferred Stock (and the Holders thereof) upon the written consent of a Majority In Interest, unless a higher percentage is required by applicable law, in which case the written consent of the Holders of not less than such higher percentage of shares of Series B1 Preferred Stock shall be required.

15.5          Interpretation. Whenever possible, each provision of this Designation shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

Vertex Energy: Series B1 Certificate of Designation	31

15.6          No Other Rights. Except as may otherwise be required by law, the shares of the Series B1 Preferred Stock shall not have any powers, Designation, preferences or other special rights, other than those specifically set forth in this Designation.

16.              Definitions. In addition to other terms defined throughout this Designation, the following terms have the following meanings when used herein:

16.1          “Accrued Dividends” means Dividends which have accrued and are unpaid on the Series B1 Preferred Stock as of the applicable date of determination.

16.2          “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by law to be closed in the City of Houston, Texas.

16.3          “Closing Book Value/Market Price” means the greater of (a) the book value of the Corporation’s Common Stock; and (b) the market price of the Corporation’s Common Stock, each as calculated pursuant to the applicable rules and regulations of the NASDAQ Capital Market on the Closing Date.

16.4          “Closing Date” means the first closing date of the transactions contemplated by the Purchase Agreement.

16.5          “Closing Sales Price” means the last sales price of the Common Stock on the Principal Market as reported by NASDAQ.com (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to a Majority In Interest of the Holders if NASDAQ.com is not then reporting closing sales prices of the Common Stock) (collectively, “NASDAQ.com”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by NASDAQ.com, or, if no such price is reported for such security by NASDAQ.com, the average of the bid prices of all market makers for such security as reported in the “pink sheets” market maintained by OTC Market Group, in each case for such date or, if such date was not a Trading Day for such security, on the next preceding date that was a Trading Day. If the Closing Sales Price cannot be calculated for such security as of either of such dates as provided above, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to a Majority In Interest of the Holders, with the costs of such appraisal to be borne by the Corporation.

16.6          “Common Stock” shall mean the common stock, $0.001 par value per share of the Corporation.

Vertex Energy: Series B1 Certificate of Designation	32

16.7          “Consolidated Adjusted EBITDA” means the Corporation’s operating income, plus (i) share-based compensation expense, (ii) depreciation and amortization, (iii) goodwill impairment charges, (iv) acquisition related expenses, (v) nonrecurring restructuring charges, and (vi) other non-cash expenses or one-time items, all as calculated in accordance with United States generally accepted accounting principles, as consistently applied by the Corporation, and which shall be reported to the Holders as soon as practicable following the completion of the relevant measurement period.

16.8          “Conversion Price” shall equal 1.56 per share, subject to adjustment in connection with any Recapitalization.

16.9          “Corporation Redemption Triggering Date” means June 20, 2017.

16.10      “Distribution” shall mean the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right or obligation of said repurchase, (ii) repurchases of Common Stock (or securities convertible into Common Stock) issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) other repurchases allowed pursuant to the terms of this Designation, or (iv) any other repurchases or redemptions of capital stock of the Corporation approved by the holders of (a) a majority of the outstanding shares of Common Stock; and (b) a Majority in Interest.

16.11      “Dividend Conversion Limitation” means that no Accrued Dividends shall be payable in shares of Common Stock of the Corporation pursuant to any of the terms of this Designation (a) unless the Dividend Shares Conversion Price relating to such conversion is greater than the applicable Closing Book Value/Market Price; and (b) unless such issuance of shares of Common Stock in connection with the payment of such Accrued Dividends is allowable pursuant to applicable NASDAQ Capital Market rules and regulations.

16.12      “Dividend Rate” shall mean, unless modified pursuant to the definition of Required Redemption Date, an annual rate of 6% of the Original Issue Price or 9% of the Original Issues Price in the event that the Corporation does not meet any of the Consolidated Adjusted EBITDA targets set forth below for the applicable measurement period, provided that such 9% annual rate shall only apply until (and thereafter the rate shall revert to 6% per annum) the earlier of (i) the date that the Corporation meets any of the Consolidated Adjusted EBITDA targets set forth below for any future applicable measurement period; or (ii) June 30, 2018:

Measurement Period	Consolidated Adjusted EBITDA
For the six months ending December 31, 2016	Negative $1,000,000
For the three months ending March 31, 2017	$1,000,000
For the six months ending June 30, 2017	$3,500,000
For the nine months ending September 30, 2017	$5,500,000
For the twelve months ending December 31, 2017	$7,500,000

Vertex Energy: Series B1 Certificate of Designation	33

16.13      “Dividend Shares Conversion Price” equals 90% of the arithmetic average of the volume weighted average price (VWAP) for the ten Trading Days immediately prior to (and not including) the applicable date of determination, as reported by Bloomberg L.P.’s “HP” function set to “weighted average.”

16.14      “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

16.15      “Holder” shall mean the person or entity in which the Series B1 Preferred Stock is registered on the books of the Corporation.

16.16      “Liquidation Preference” shall equal the Original Issue Price per share.

16.17      “Majority In Interest” means Holders holding a majority of the then aggregate shares of Series B1 Preferred Stock (less any Series B1 Preferred Stock which is subject to a pending Corporation Redemption but for which any Holder has refused to accept delivery or which delivery was successful of any applicable Corporation Redemption Amount).

16.18      “Original Issue Price” shall mean 1.56 per share (as appropriately adjusted for any Recapitalizations).

16.19      “Purchase Agreement” means that certain Securities Purchase Agreement between the Corporation and the Original Holder(s) dated on or about the date this Certificate of Designation is filed with the Secretary of State of Nevada.

16.20      “Preferred Stock Certificates” means the stock certificate(s) issued by the Corporation representing the applicable Series B1 Preferred Stock shares.

16.21      “Principal Market” means initially the NASDAQ Capital Market, and shall also include the NYSE MKT, New York Stock Exchange, the NASDAQ Global Market, the NASDAQ Global Select Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, or any successor or subsequent market or exchange, which is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

16.22      “Pro Rata Amount” means, with respect to any Holder, a fraction, the numerator of which is equal to the number of shares of Series B1 Preferred Stock held of record by such Holder, and the denominator of which is equal to the aggregate number of outstanding shares of Series B1 Preferred Stock.

Vertex Energy: Series B1 Certificate of Designation	34

16.23      “Recapitalization” shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event described in Sections 5.2 through 5.3.

16.24      “Restricted Shares” means shares of the Corporation’s Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar)):

The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.

16.25      “Required Redemption Date” means June 24, 2020; provided, that the Corporation is not subject to any then-existing restrictions under its Senior Credit Agreement that prohibits Mandatory Redemption. In the event the Corporation is subject to any then-existing restrictions under its Senior Credit Agreement that prohibits Mandatory Redemption on June 24, 2020, “Dividend Rate” shall mean an annual rate of 10% of the Original Issue Price from that date forward and “Required Redemption Date” shall thereafter mean the first date occurring following June 24, 2020 that the Corporation is not subject to any then-existing restrictions under its Senior Credit Agreement that prohibits Mandatory Redemption.

16.26      “SEC” means the Securities and Exchange Commission.

16.27      “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

16.28      “Senior Credit Agreement” means that certain Credit and Guaranty Agreement entered into between the Corporation, certain of its subsidiaries, the lenders from time to time parties thereto, Goldman Sachs Specialty Lending Holdings, Inc. and Goldman Sachs Bank USA, as administrative agent for the lenders, Goldman Sachs Specialty Lending Holdings, Inc., dated as of originally entered into on May 2, 2014, as amended, restated, modified, supplemented, refinanced, renewed, extended, and revised from time to time.

16.29      “Senior Securities” means (a) the Corporation’s Series A Preferred Stock; (b) the Senior Credit Agreement and any security, loan, agreement or facility which the Corporation issues or enters into in connection with the refinancing or repayment of the Senior Credit Facility; (c) the Corporation’s March 27, 2015, Loan and Security Agreement entered into with MidCap Business Credit LLC, and any security, loan, agreement or facility which the Corporation issues or enters into in connection with the refinancing or repayment of such security; (d) the Corporation’s capital leases as may be in place from time to time; and (e) any other senior debt or other security holders of the Corporation, including certain banks and/or institutions, which hold security interests over the Corporation’s assets as of the Closing Date.

Vertex Energy: Series B1 Certificate of Designation	35

16.30      “Series A Preferred Stock” means the Corporation’s Series A Convertible Preferred Stock outstanding on the date this Certificate of Designations is filed with the Secretary of State of the State of Nevada, as amended from time to time, provided that no amendment increases the liquidation preference of such securities.

16.31      “Series C Preferred Stock” means the Corporation’s Series C Convertible Preferred Stock outstanding on the date this Certificate of Designation is filed with the Secretary of State of the State of Nevada, as amended from time to time, provided that no amendment increases the liquidation preference of such securities.

16.32      “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

16.33      “Transfer Agent” means initially, the Corporation, which will be serving as its own transfer agent for the Series B1 Preferred Stock, but at the option of the Corporation from time to time and with prior written notice to the Holders, may also mean Continental Stock Transfer, or any successor transfer agent which the Corporation may use for its Series B1 Preferred Stock.

——————————————————————————

NOW THEREFORE BE IT RESOLVED, that the Designation is hereby approved, affirmed, confirmed, and ratified; and it is further

RESOLVED, that each officer of the Corporation be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Corporation, any and all documents, and to perform any and all acts necessary to reflect the Board of Directors approval and ratification of the resolutions set forth above; and it is further

RESOLVED, that in addition to and without limiting the foregoing, each officer of the Corporation and the Corporation’s attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments, as the case may be) and all action heretofore taken by such officer in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Corporation; and it is further

RESOLVED, that this Designation may be executed in several counterparts, each of which is an original; that it shall not be necessary in making proof of this Designation or any counterpart hereof to produce or account for any of the other.

[Remainder of page left intentionally blank. Signature page follows.]

Vertex Energy: Series B1 Certificate of Designation	36

IN WITNESS WHEREOF, the Board of Directors of the Corporation has unanimously approved and caused this “Certificate of Designation of Vertex Energy, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B1 Preferred Stock” to be duly executed and approved this ___ day of May, 2016.

DIRECTORS:

Benjamin P. Cowart
Director

Dan Borgen
Director

David Phillips
Director

Christopher Stratton
Director

Timothy C. Harvey
Director

James P. Gregory
Director

Vertex Energy: Series B1 Certificate of Designation	37

Exhibit A

NOTICE OF CONVERSION

This Notice of Conversion is executed by the undersigned holder (the “Holder”) in connection with the conversion of shares of the Series B1 Preferred Stock of Vertex Energy, Inc., a Nevada corporation (the “Corporation”), pursuant to the terms and conditions of that certain Certificate of Designation of Vertex Energy, Inc., Establishing the Designation, Preferences, Limitations and Relative Rights of its Series B1 Preferred Stock (the “Designation”), approved by the Board of Directors of the Corporation on May 9, 2016. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Designation.

Conversion: In accordance with and pursuant to such Designation, the Holder hereby elects to convert the number of shares of Series B1 Preferred Stock indicated below into shares of Common Stock of the Corporation as of the date specified below.

Date of Conversion: _______________________________________________

Number of Preferred Shares Held by Holder: ____________________________

Prior to Conversion: ________________________________________________

Amount Being Converted Hereby: _____________________________________

Common Stock Shares Due:___________________________________________

Preferred Shares Held After Conversion: _________________________________

Accrued Dividends Converted ($):______________________________________

Dividend Share Conversion Price ($)(include calculation with Notice):____________

Total Shares Due In Connection With Conversion of Dividends:________________

Number of Shares of Common Stock To Be Issued In Total: ___________________

Delivery of Shares: Pursuant to this Notice of Conversion, the Corporation shall deliver the applicable number of shares of Common Stock (the “Shares”) issuable in accordance with the terms of the Designation as set forth below. If Shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. The Holder acknowledges and confirms that the Shares issued pursuant to this Notice of Conversion will, to the extent not previously registered by the Corporation under the Securities Act, be Restricted Shares, unless the Shares are covered by a valid and effective registration under the Securities Act or this Notice of Conversion includes a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion.

Vertex Energy: Notice of Conversion of Series B1 Preferred Stock	1

If stock certificates are to be issued, in the following name and to the following address:	If DWAC is permissible, to the following brokerage account:

Broker:

DTC No.:

Acct. Name:

For Further Credit (if applicable):

Beneficial Maximum Percentage: The Holder represents that, after giving effect to the conversion provided for in this Notice of Conversion, the Holder will not beneficially own a number of shares of Common Stock of the Corporation which exceeds the Maximum Percentage as determined pursuant to the provisions of the Designation.

Authority: Any individual executing this Notice of Conversion on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Notice of Conversion on behalf of such entity.

(Print Name of Holder)

By/Sign:

Print Name:

Print Title:

Vertex Energy: Notice of Conversion of Series B1 Preferred Stock	2

EXHIBIT D

FORM OF OPINION OF COMPANY COUNSEL

[Capitalized terms shall have the meanings ascribed thereto in the Unit Purchase Agreement. Subject to customary qualifications and assumptions.]

1.

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

2.

The Company has all necessary corporate power and authority to (i) execute and deliver, and to perform its obligations under the Agreement and (ii) conduct its business as it is, to our knowledge, currently conducted and described in the Company SEC Documents, and own, lease and license it properties and assets.

3.

The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except where the failure to be so qualified and in good standing would not result in a Material Adverse Effect.

4.

The execution, delivery and performance by the Company of the Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action of the Company.

5.

The Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

6.

Except for filings, authorizations or approvals contemplated by the Agreement, no authorizations or approvals of, and no filings with, any governmental or administrative agency, regulatory authority, stock market or trading facility are necessary or required by the Company for the execution and delivery of the Agreement or the consummation of the transactions contemplated thereby, provided that the Company will be required to file an Increase or Decrease of 5% or More in the Number of Shares Outstanding form with the Nasdaq Capital Market no later than 10 calendar days after the Closing.

7.

Neither the execution and delivery of the Agreement by the Company, nor the consummation or performance by the Company of any of the transactions contemplated by the Agreement (i) contravene, conflict with or result in a violation of any provisions of the Company’s certificate of incorporation or bylaws; (ii) constitute a violation of Applicable Law relevant to the Company; (iii) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company which we have knowledge of; or (iv) with or without notice and/or the passage of time, conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Company pursuant to, any agreement to which the Company is a party that is included as an exhibit to the Company SEC Documents.

8.

To our knowledge, no person or entity is entitled to any preemptive, right of first refusal, contractual or similar rights with respect to the issuance of the Securities.

9.

The Securities have been duly authorized by all necessary corporate action on the part of the Company and, when issued, sold and delivered against payment therefor in accordance with the provisions of the Agreement or the Warrants, will be duly and validly issued, fully paid and non-assessable.

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10.

Assuming the accuracy of the representations and warranties of each of the Purchasers set forth in Section 3 of the Agreement, the offer, issuance and sale of the Units at the Closing pursuant to the Agreement are exempt from the registration requirements of the Securities Act and the securities or “blue sky” laws of the states in which the Investors reside.

11.

We have no knowledge of any actions, suits, arbitrations, claims, proceedings or investigations pending or threatened against the Company or any of its subsidiaries or any of their respective operations, businesses, properties or assets by or before any court, arbitrator or government or regulatory commission, board, body, authority or agency that challenges the validity of any actions taken or to be taken by the Company pursuant to the Purchase Agreement or the transaction contemplated thereby.

12.

To our knowledge, except as set forth in the Purchase Agreement, no holders of the Company’s securities have rights to the registration of shares of Common Stock or other securities of the Company because of the filing of the Registration Statement or the Offering, except as set forth in the SEC Documents.

13.

The form of certificate for the Preferred Stock and Underlying Shares conforms to the requirements of the Nevada Revised Statutes, to the extent required thereby.

14.

The Company is not, and immediately after giving effect to the sale of the Securities, will not be required to be, registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

As used herein, “Applicable Law” means those laws, rules, regulations, orders, judgments, injunctions, decrees or other restrictions of any court or governmental authority of the Covered Law (defined below) that are normally applicable to transactions of the type contemplated by the Agreement (other than any laws, rules, regulations or administrative decisions of any county, town, municipality or special political subdivision (regardless of where and how it has been created or enabled)), subject in all cases to the Qualifications provided herein, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided, however, that such references (including, without limitation, those appearing in paragraph 7 above) do not include any antifraud, environmental, labor, tax, insurance or antitrust, laws, rules or regulations. No opinions are offered or implied as to any matter, and no inference may be drawn, beyond the strict scope of the specific issues expressly addressed by the opinions herein.

The opinions in this letter are solely limited to matters involving, and we express no opinion as to the laws of any jurisdiction other than, (i) applicable laws of the State of Texas, (ii) Section 78 of the Nevada Revised Statutes – ‘Private Corporations’, (iii) the Texas Business Organizations Code, (iv) the Securities Act, (v) [Insert applicable state “blue sky” statutes]; and (vi) certain other specified laws of the United States of America to the extent referred to specifically herein, subject in all cases to the assumptions described in this opinion herein, and the limitations of our opinion set forth above (collectively the “Covered Law”). In connection therewith, we note that the Purchase Agreement and the Warrant Agreements provide that they are governed by the laws of the state of New York and we have assumed, for purposes of the opinions expressed with respect to the Purchase Agreement and Warrant Agreements and transactions contemplated therein (including any required consent, approval, authorization or filing), that the laws of the state of New York are identical to the laws of the state of Texas, notwithstanding the express terms of the Purchase Agreement and the Warrant Agreements. We express no opinion as to any other laws, rules or regulations.

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EXHIBIT E

SELLING STOCKHOLDER QUESTIONNAIRE

Vertex Energy, Inc.

Questionnaire for Selling Stockholder

This questionnaire is necessary to obtain information to be used by Vertex Energy, Inc. (the “Company”) to complete a Registration Statement (the “Registration Statement”) covering the resale of certain shares of Company Common Stock currently outstanding and/or of certain shares of Company Common Stock to be issued upon the conversion of preferred stock into Company Common Stock or the exercise of currently outstanding warrants to purchase Company Common Stock. Please complete and return this questionnaire to The Loev Law Firm, PC, the Company’s legal counsel, to the attention of David M. Loev, either by mail to 6300 West Loop South, Suite 280, Bellaire, Texas 77401, Attn: David M. Loev, by email to dloev@loevlaw.com, or by fax to (713) 920-9372. Please return the questionnaire by May, 27, 2016 or sooner, if possible. Call David M. Loev at (713) 524-4110 with questions.

FAILURE TO RETURN THE QUESTIONNAIRE MAY RESULT IN THE EXCLUSION OF YOUR NAME AND SHARES FROM THE REGISTRATION STATEMENT.

Please answer all questions. If the answer to any question is “None” or “Not Applicable,” please so state.

If there is any question about which you have any doubt, please set forth the relevant facts in your answer.

1.

Please correct your name and/or address if not correct below

Name:

Address:

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2.

Please state the total number of currently outstanding shares of Company Common Stock and Preferred Stock that you beneficially own* (including separately, the securities acquired (or to be acquired) in the current offering), the form of ownership and the date that you acquired such stock (for example only and without limitation, the name of any entity which holds Company Common Stock which you hold voting and/or dispositive control over (as well as your position with such entity (if any) and/or your ownership of such entity if such ownership provides you control over such entity) and a description of any shares held by your spouse or by your children who are minors and who live in the same household as you) and the form of ownership and the date that you acquired such stock. Include shares registered in your name individually or jointly with others and shares held in the name of a bank, broker, nominee, depository or in “street name” for your account. (DO NOT list options and warrants. See Question #3).

3.

Please list any outstanding options and warrants to purchase Company Common Stock and Preferred Stock that you beneficially own*, including (i) the number of shares of Company Common Stock to be issued upon the exercise of such option or warrant, (ii) the date such option or warrant is exercisable, (iii) the expiration date and (iv) the exercise price per share of EACH such option and warrant. Please list separately all warrants acquired in the current offering. Please include separately, the securities acquired (or to be acquired) in the current offering.

Number of Share Covered by Option or Warrant	Date Exercisable	Exercise Price	Expiration Date

4.

Please list the number of shares of Common Stock issuable upon conversion of the Preferred Stock listed under Question #2 above that you wish to include in the Registration Statement.

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5.

Please list the number of shares of Common Stock underlying warrants listed under Question #3 above that, upon exercise of such warrants, you wish to include in the Registration Statement.

6.

If you are a limited liability company or limited partnership, please name the managing member or general partner and each person controlling such managing member or general partner.

7.

If you are an entity, please identify the natural person(s) who exercises sole or shared voting power* and/or sole or shared investment power* with regard to the shares listed under Question #2 and Question #3 and the Securities acquired in the Offering. Please also disclose the position of such natural person(s) with the entity, if applicable.

8.

Please advise whether you are a registered broker-dealer or an affiliate* thereof. If you are an affiliate of a registered broker-dealer, please explain the nature of the affiliation and disclose whether you acquired the shares in the ordinary course of business and whether at the time of the acquisition you had any plans or proposals, directly or with any other person, to distribute the shares listed under Question #2 and Question #3.

9.

List below the nature of any position, office or other material relationship that you have, or have had within the past three years, with the Company or any of its predecessors or affiliates*.

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10.

If you expressly wish to disclaim any beneficial ownership* of any shares listed under Question #2 for any reason in the Registration Statement, indicate below the shares and circumstances for disclaiming such beneficial ownership*.

11.

With respect to the shares that you wish to include in the Registration Statement, please list any party that has or may have secured a lien, security interest or any other claim relating to such shares, and please give a full description of such claims.

12.

Please review Appendix B “Plan of Distribution.” Please identify and describe any method of distribution, other than described in Appendix B, that you plan on using to sell your shares of the Company’s Common Stock. By signing below you agree to distribute your shares of the Company’s Common Stock as described in Appendix B and this Item 12 and to notify the Company of any plan to distribute the Company’s Common Stock that is not described in Appendix B or herein under Item 12.

The undersigned, a Selling Stockholder of the Company, hereby furnishes the foregoing information for use by the Company in connection with the preparation of the Registration Statement. The undersigned will notify The Loev Law Firm, PC, at the address specified above, in writing immediately of any changes in the foregoing answers that should be made as a result of any developments occurring prior to the time that all the shares of Common Stock of the Company are sold pursuant to the Registration Statement referred to above. Otherwise, the Company is to understand that the above information continues to be, to the best of the undersigned’s knowledge, information and belief, complete and correct.

Dated ______________ __, _____

By:
Name:
Its:

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APPENDIX A
To Exhibit E

Certain Terms Used in Questionnaire

AFFILIATE

An “affiliate” of a company is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such company.

BENEFICIAL OWNERSHIP

A person “beneficially owns” a security if such person, directly or indirectly, has or shares voting power or investment power of such security, whether through a contract, arrangement, understanding, relationship or otherwise. A person is also the beneficial owner of a security if he has the right to acquire beneficial ownership at any time within 60 days through the exercise of any option, warrant or right, or the power to revoke a trust, discretionary account or similar arrangement.

INVESTMENT POWER

“Investment power” includes the power to dispose, or to direct the disposition of, a security.

VOTING POWER

“Voting power” includes the power to vote, or to direct the voting of, a security.

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APPENDIX B

To Exhibit E

PLAN OF DISTRIBUTION

We are registering for resale by the selling stockholders and certain transferees a total of _________ shares of common stock, of which ____________ shares are issued and outstanding and up to ____________ shares are issuable upon exercise of warrants. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock. If the shares of common stock are sold through broker-dealers or agents, the selling stockholder will be responsible for any compensation to such broker-dealers or agents.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus.

The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders will sell their shares of common stock subject to the following:

•   all or a portion of the shares of common stock beneficially owned by the selling stockholders or their perspective pledgees, donees, transferees or successors in interest, may be sold on the OTC Market, any national securities exchange or quotation service on which the shares of our common stock may be listed or quoted at the time of sale, in the over-the counter market, in privately negotiated transactions, through the writing of options, whether such options are listed on an options exchange or otherwise, short sales or in a combination of such transactions;

•    each sale may be made at market price prevailing at the time of such sale, at negotiated prices, at fixed prices or at carrying prices determined at the time of sale;

•      some or all of the shares of common stock may be sold through one or more broker-dealers or agents and may involve crosses, block transactions or hedging transactions. The selling stockholders may enter into hedging transactions with broker-dealers or agents, which may in turn engage in short sales of the common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock to close out short positions or loan or pledge shares of common stock to broker-dealers or agents that in turn may sell such shares; and

•      in connection with such sales through one or more broker-dealers or agents, such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling stockholders and may receive commissions from the purchasers of the shares of common stock for whom they act as broker-dealer or agent or to whom they sell as principal (which discounts, concessions or commissions as to particular broker-dealers or agents may be in excess of those customary in the types of transaction involved). Any broker-dealer or agent participating in any such sale may be deemed to be an “underwriter” within the meaning of the Securities Act and will be required to deliver a copy of this prospectus to any person who purchases any share of common stock from or through such broker-dealer or agent. We have been advised that, as of the date hereof, none of the selling stockholders have made any arrangements with any broker-dealer or agent for the sale of their shares of common stock.

The selling stockholder and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any profits realized by the selling stockholders and any commissions paid, or any discounts or concessions allowed to any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. In addition, any shares of common stock covered by this prospectus which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus. A selling stockholder may also transfer, devise or gift the shares of common stock by other means not covered in this prospectus in which case the transferee, devisee or giftee will be the selling stockholder under this prospectus.

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If required at the time a particular offering of the shares of common stock is made, a prospectus supplement or, if appropriate, a post-effective amendment to the shelf registration statements of which this prospectus is a part, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-deals or agents, any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with. There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will bear all expenses of the registration of the shares of common stock including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with the state securities of “blue sky” laws. The selling stockholders will pay all underwriting discounts and selling commissions and expenses, brokerage fees and transfer taxes, as well as the fees and disbursements of counsel to and experts for the selling stockholders, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement or the selling stockholder will be entitled to contribution. We will be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholders for use in this prospectus, in accordance with the related securities purchase agreement or will be entitled to contribution. Once sold under this registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

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EXHIBIT F

Form of Lock-Up Agreement

May ___, 2016

Craig-Hallum Capital Group LLC

222 South Ninth Street, Suite 350

Minneapolis, MN 55402

Dear Sirs or Madams:

As an inducement to Craig-Hallum Capital Group LLC (the “Agent”) to act as placement agent in connection with a private placement (the “Offering”) of preferred stock (the “Preferred Stock”) and warrants to purchase common stock of Vertex Energy, Inc., a Nevada corporation, and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Agent during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of the Preferred Stock or common stock of the Company (the “Common Stock”) or any securities convertible into, exercisable or exchangeable for or that represent the right to receive the Preferred Stock or Common Stock (including, without limitation, the Preferred Stock or Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or clause (2) above is to be settled by delivery of the Preferred Stock or Common Stock or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to or derives any significant part of its value from such Securities.

In addition, the undersigned agrees that, without the prior written consent of the Agent, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any of the Preferred Stock or Common Stock or any security convertible into or exercisable or exchangeable for the Preferred Stock or Common Stock.

The initial Lock-Up Period will commence on the date of this Agreement and continue to and include the date that is 90 days after the date on which the resale registration statement registering the securities sold in the Offering becomes effective.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Agent to be bound by the terms of this Lock-Up Agreement and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, nor more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Securities issued upon such exercise or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period.

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In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of the Preferred Stock or Common Stock if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies the Agent that it does not intend to proceed with the Offering, (ii) the purchase agreement for the Offering does not become effective, or if the purchase agreement for the Offering (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Preferred Stock to be sold thereunder, or (iii) the Offering is not completed by May 31, 2016.

The undersigned understands that the Agent is proceeding with the Offering in reliance upon this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee or on behalf of an entity)

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